UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

811-23247

(Investment Company Act File Number)

XAI Octagon Floating Rate & Alternative Income Trust

(Exact Name of Registrant as Specified in Charter)

321 North Clark Street, Suite 2430

Chicago, IL 60654

(Address of Principal Executive Offices)

Benjamin D. McCulloch, Esq.

XA Investments LLC

321 North Clark Street, Suite 2430

Chicago, IL 60654

(Name and Address of Agent for Service)

(312) 374-6930

(Registrant’s Telephone Number)

Date of Fiscal Year End: September 30

Date of Reporting Period: March 31, 2024

Item 1. Reports to Stockholders.

(a)

XAI Octagon Floating Rate & Alternative Income Trust

Semi-Annual Report

March 31, 2024

XA
INVESTMENTS

XAI Octagon Floating Rate & Alternative Income Trust

SHAREHOLDER LETTER
March 31, 2024 (Unaudited)

Dear Shareholder:

We thank you for your investment in the XAI Octagon Floating Rate & Alternative Income Trust (the “Trust”). This report covers the six months ended March 31, 2024 (the “Period”). During the Period, we observed sustained and moderately elevated levels of inflation and a pause in interest rate hikes by the U.S. Federal Reserve (the “Fed”). The Consumer Price Index started the Period at 3.7% and ended the Period at 3.5%.1 Despite the economic uncertainty surrounding the path of interest rates and inflation, the U.S. economy remained resilient, as evidenced by strong employment and positive GDP growth.

During the Period, the U.S. added approximately 1.4 million jobs,2 as measured by nonfarm payroll figures, while the March 2024 unemployment rate stood at a healthy 3.8%.3 Q4 2023 real GDP increased 3.4% quarter-over-quarter, while the advance estimate of Q1 2024 real GDP increased 1.6% quarter-over-quarter as of May 6, 2024.4 The outcome of the Fed’s monetary tightening, its impact on the U.S. economy, and the future path of inflation, should drive subsequent monetary policy action and the level of base interest rates in the U.S. economy. Rate changes will be an important consideration with respect to the Trust, as it invests primarily in floating-rate securities including loans, collateralized loan obligation (“CLO”) debt tranches and CLO equity.

Amidst the backdrop of an elevated interest rate environment, the Morningstar LSTA US Leveraged Loan Index (the “Morningstar LLI”) returned 13.32% in 2023— the strongest annual return for the asset class since 2009—followed by a 2.46% quarterly return in Q1 2024.5 Broadly, the strong performance in the loan market was driven by elevated reference rates, a positive economic outlook providing support for credit fundamentals, strong corporate earnings results, and favorable market technicals. The trailing 12 month default rate for the Morningstar LLI decreased to 1.14% as of March 31, 2024, from 1.34% as of September 30, 2023.6

For the Period, the S&P 500 Index, the Bloomberg Barclays U.S. High Yield 1% Issuer Capped Index, and the Trust’s benchmark, the Morningstar LSTA US Leveraged Loan 100 Index, generated total returns of 23.48%, 8.77%, and 5.28%, respectively.7

The Trust’s net asset value (“NAV”) increased during the Period by 4.05% from $6.67 per common share to $6.94 per common share as of March 31, 2024, resulting in a total return (including the reinvestment of dividends) of 12.02%.

During the Period, the Trust declared monthly distributions totaling an aggregated $0.51 per common share. The monthly distribution of $0.085 per common share declared on March 1, 2024, represented an annualized distribution rate of 14.39% based on the Trust’s closing market price of $7.09 per common share on March 31, 2024.

The market price per common share of $7.09 on March 31, 2024, represented a 2.16% premium to the Trust’s NAV of $6.94 per common share. During the Period, the Trust’s common shares traded on average at a 4.75% premium to NAV. From the Trust’s IPO on September 27, 2017, through March 31, 2024, the Trust’s common shares have traded on average at a 3.41% premium to NAV.

We continue to seek operational scale by increasing the Trust's common assets. During the Period, the Trust issued an additional 4,980,443 common shares pursuant to an at-the-market (“ATM”) offering program, resulting in $34,887,185 of net proceeds to the Trust. It is important to note that all ATM share sales are executed at a premium to the Trust’s NAV, meaning they are accretive to the Trust’s shareholders. In addition, on February 1, 2024, the Trust sold 3,546,854 common shares in a registered direct placement, raising approximately $25,000,000. The offering, which was accretive to shareholders, was also executed at a price above the Trust’s NAV per common share. Finally, $10,000,000 of the Trust’s 6.00% Series 2029 Convertible Preferred Shares were converted to common shares in two separate conversions at respective conversion prices above NAV, resulting in the accretive issuance of an additional 1,446,179 common shares.

On October 26, 2023, the Trust announced that the Trust’s Board of Trustees unanimously approved two proposals: a term amendment, and a new sub-advisory agreement (together, the “Proposals”). Following a shareholder vote at the Trust’s December 19, 2023 special meeting of shareholders, which was adjourned to January 24, 2024, the Proposals were approved.

The term amendment eliminated the Trust's termination date of December 31, 2029, making it a perpetual closed-end fund. The change became effective on February 1, 2024, and the Trust was renamed to the XAI Octagon Floating Rate & Alternative Income Trust. The Term Amendment allows the Trust’s shareholders to maintain a fully invested portfolio without requiring the Trust to wind down its investments or leverage. As a perpetual trust, the Trust can continue to pursue growth and scale efficiencies through accretive ATM share offerings and strategic follow-on share offerings.

The approval of a new sub-advisory agreement among the Trust, XA Investments LLC, and Octagon Credit Investors, LLC (“Octagon”) allowed Octagon to remain as the Trust’s sub-adviser following the closing of Generali Group’s acquisition of Octagon’s parent company, Conning Holdings, which was completed on April 3, 2024.

We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Trust’s website at www.xainvestments.com/XFLT.

Sincerely,

Kimberly Flynn

President

XA Investments LLC

May 15, 2024

XAI Octagon Floating Rate & Alternative Income Trust

SHAREHOLDER LETTER
March 31, 2024 (Continued) (Unaudited)

[1]	Source: U.S. Bureau of Labor Statistics, “12-month percentage change, Consumer Price Index, all items, not seasonally adjusted.”
[2]	Source: Bloomberg. (May 6, 2024).
[3]	Source: U.S. Bureau of Labor Statistics, “Civilian unemployment rate.”
[4]	Source: U.S. Bureau of Labor Statistics, “Gross Domestic Product, First Quarter 2024 (Advance Estimate).”
[5]	Sources: PitchBook Leveraged Commentary & Data (“PitchBook LCD”), Morningstar LSTA (Loan Syndications and Trading Association) US Leveraged Loan Index. Represents metrics for the Morningstar LSTA US Leveraged Loan Index as of the stated date).
[6]	Source: Pitchbook LCD, LLI Default Rate & Distressed Ratios” (April 1, 2024).
[7]	Source: Bloomberg. See “Index Definitions” in Questions & Answers for additional information).

XAI Octagon Floating Rate & Alternative Income Trust

QUESTIONS & ANSWERS
March 31, 2024 (Unaudited)

XA Investments LLC (“XAI”) serves as the investment adviser to the XAI Octagon Floating Rate & Alternative Income Trust (the “Trust”). Octagon Credit Investors, LLC (“Octagon”) serves as the Trust’s investment sub-adviser and is responsible for the management of the Trust’s portfolio of investments.

Lauren B. Law, Senior Portfolio Manager at Octagon and a member of Octagon’s Investment Committee serves as lead portfolio manager of the Trust. Ms. Law is supported by a team of Octagon investment professionals in the day-to-day management of the Trust’s portfolio, including the following members of Octagon’s Investment Committee: Andrew D. Gordon (Octagon’s co-founder and Executive Chair), Gretchen M. Lam (Chief Executive Officer), Michael B. Nechamkin (Chief Investment Officer and Senior Portfolio Manager), Sean M. Gleason (Portfolio Manager), and Maegan Gallagher (Head of Trading and Capital Markets). On January 1, 2024, Ms. Law assumed the role of lead portfolio manager of the Trust from Ms. Lam, while Ms. Lam succeeded Mr. Gordon as Chief Executive Officer of Octagon.

What is the Trust’s investment objective and how is it pursued?

The Trust’s investment objective is to seek attractive total return with an emphasis on income generation across multiple stages of the credit cycle. The Trust seeks to achieve its investment objective by investing in a dynamically managed portfolio of opportunities primarily within the private credit markets. The Trust invests primarily in below investment grade credit instruments that are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and to repay principal. The Trust may invest without limitation in credit instruments that are illiquid. Under normal market conditions, the Trust will invest at least 80% of its Managed Assets in floating-rate credit instruments and other structured credit investments. "Managed Assets" means the total assets of the Trust, including assets attributable to the Trust's use of leverage, minus the sum of its accrued liabilities (other than liabilities incurred for the purpose of creating leverage).

The Trust’s investments may include (i) structured credit investments, including collateralized loan obligation (CLO) debt and subordinated (i.e., residual or equity) securities; (ii) traditional corporate credit investments, including leveraged loans and high yield bonds; (iii) opportunistic credit investments, including stressed and distressed credit situations and long/short credit investments; and (iv) other credit-related instruments.

Leveraged loans are debt obligations (also commonly referred to as “senior loans” or “floating-rate loans”) issued by a bank to a corporation that generally holds legal claim to the borrower’s assets above all other debt obligations. Leveraged loans and CLO debt securities now typically use Term Standard Overnight Financing Rate (SOFR) as an interest rate benchmark instead of their previous rate benchmark—one-month London Interbank Offered Rate (LIBOR). While the industry has shifted to SOFR, one- three- and six-month U.S. dollar LIBOR will continue to be published under a representative “synthetic” methodology until September 30, 2024, to assist in transitioning existing instruments tied to LIBOR to an alternative rate. These “synthetic” rates are not permitted for use in new products.

CLOs are a type of structured credit vehicle that typically invest in a diverse portfolio of broadly syndicated leveraged loans. CLOs finance this pool of loans with a capital structure that consists of debt and equity. CLO debt includes senior and mezzanine debt (collectively, “liabilities”) of a CLO structure with tranches rated from AAA down to BB or B. Interest earned from the underlying loan collateral pool of a CLO is used to pay the coupon interest on the CLO liabilities. CLO debt investors earn returns based on spreads above 3-month LIBOR or SOFR, as applicable. CLO equity represents a residual stake in the CLO structure and is the first loss position in the event of defaults and credit losses. CLO equity investors receive the excess spread between the CLO assets and liabilities and expenses. CLO equity is junior in priority of payment and is subject to certain payment restrictions generally set forth in an indenture governing the notes.

The Trust uses leverage to seek to enhance total return and income. Although leverage may create an opportunity for increased return and income for shareholders, it also results in additional risks and can magnify the effect of any losses. There is no assurance that the leverage strategy will be successful. If income and gains on securities purchased with leverage proceeds are greater than the cost of leverage, common shareholders’ return will be greater than if leverage had not been used. Conversely, if the income or gains from the securities purchased with the proceeds of leverage are less than the cost of leverage, common shareholders’ return will be less than if leverage had not been used.

Describe the market conditions for leveraged loans during the six months ended March 31, 2024, and Octagon’s outlook.

US leveraged loans returned 5.40% during the six months ended March 31, 2024 (the “Period”), as measured by the Morningstar LSTA US Leveraged Loan Index (the “Morningstar LLI”).1 During the Period, strong performance in the loan market was driven by elevated reference rates, a positive economic outlook providing support for credit fundamentals, strong corporate earnings results, and favorable market technicals. Against this supportive backdrop, loan prices climbed in Q4 2023 and through Q1 2024. As of March 31, 2024, the average bid price for the Morningstar LLI was 96.73, 3.35% higher than at September 30, 2023 (the Trust’s fiscal year-end).1 As measured by the Morningstar LLI, loans returned 13.32% in 2023—the strongest annual return for the asset class since 2009—followed by a 2.46% quarterly return in Q1 2024.1 Notably, leveraged loans outperformed other credit assets in 2023 and in 1Q 2024,2 which we believe underscores the benefit of floating rate coupons provided by leveraged loans. Higher base rates have propelled outsized gains for the floating rate asset class, with interest income accounting for approximately 88% of the Morningstar LLI’s 5.40% return during the Period.1

Lower rated loans outperformed their higher quality cohorts over the course of 2023 and in Q1 2024, as prices advanced and investors maintained a healthy appetite for riskier assets.1 Amid firmer market conditions, the share of performing loans priced below 80 in the Morningstar LLI gradually declined over the Period.1 Loan ratings downgrades continued to outpace upgrades throughout 2023 and through Q1 2024 (albeit at a slower pace than observed in 2023), thereby contributing to increased performance dispersion among loan borrowers.3 The trailing 12 month default rate for the Morningstar LLI decreased to 1.14% as of March 31, 2024, from 1.34% as of September 30, 2023.3 While conventional defaults (i.e., due to missed payments and bankruptcy filings) declined over the Period, the count of distressed exchanges increased.3 Distressed exchanges occur when a debtor exchanges assets generally worth less than their original loan in an effort to restructure the debt. Distressed exchanges and other liability management transactions or “LMTs” (in which a company’s debts are restructured outside of a typical bankruptcy process), have become more prevalent between troubled companies and their lenders as a means to reduce debt and avoid costly bankruptcy proceedings.3 We expect LMT activity to remain elevated in the near-term.

Full-year 2023 institutional loan new issuance of $234.1 billion increased only 4% year-over-year from the 2022 total of $225.3 billion.4 In the wake of relatively subdued primary loan market activity in 2023, gross monthly new loan issuance surged to a seven-year high in January 2024, as robust demand, continued price appreciation, and a lack of true new issue loan supply (resulting from mergers and acquisitions and leveraged buyout transactions) spurred a wave of loan repricings and refinancings.4 After a slower February, refinancings and repricings picked up in March 2024,4 allowing many borrowers to extend loan maturities and reduce interest expenses, thereby alleviating some of the pressure from higher rates. Year-to-date as of March 31, 2024, the amount of loans coming due between 2024 2026 decreased by 30% from December 31, 2023.5

XAI Octagon Floating Rate & Alternative Income Trust

QUESTIONS & ANSWERS
March 31, 2024 (Continued) (Unaudited)

Heavy new CLO issuance has provided strong technical support for the loan market as net loan supply continues to fall short of demand. The steady pace of CLO origination over the course of 2023, which totaled $115.8 billion in new US CLO issuance,6 precipitated persistent bids for loans and broad tightening in CLO liability spreads that continued into the new year.7 During the Period, new US CLO issuance totaled $80.7 billion, reflecting record deal issuance in Q1 2024.6 In addition to robust institutional demand, retail loan funds reported over $2 billion of net inflows in Q1 2024, following sustained outflows over the course of 2023.8

Despite inflationary pressures, we expect credit fundamentals to generally remain stable for most loan borrowers, though idiosyncratic risk remains elevated among lower-rated borrowers. We anticipate pockets of credit stress and episodic periods of market volatility as economic and monetary conditions shift, and we will therefore retain a disciplined approach as we seek to manage risk in the Trust’s portfolio. Broadly, we expect resilient growth and the higher rate environment to bode well for floating rate loans, which provide valuable protection from interest rate volatility. Given high levels of current income with price convexity (i.e., when the price increase resulting from a decline in interest rates is greater than the price decrease that would result from an equivalent rise in rates), we believe loans should continue to offer compelling risk/return opportunities for fundamental credit pickers.

Describe the current market conditions for the CLO market and Octagon’s outlook.

In tandem with strong performance for loans, CLO debt tranches produced positive returns over the Period that ranged from 4.07% for AAA-rated tranches to 14.22% for BB-rated tranches, as measured by the J.P. Morgan Collateralized Loan Obligation Index (“CLOIE”).9 Notably, with a full-year 2023 return of 24.66%, CLO mezzanine tranches (rated BB and B, which comprise the majority of the Trust’s CLO debt holdings) posted the strongest annual performance of credit assets.9,10

Primary CLO liability spreads tightened during the Period, particularly in Q1 2024 amid heavy new CLO supply, a wave of loan repricings, and increased activity among traditional CLO AAA buyers (in particular, renewed demand from US banks reentering the market).7 With nearly $50 billion of new deals priced year-to-date as of March 31, 2024, primary CLO market activity is running 45% ahead of last year’s pace.7 As primary CLO spreads compressed, managers sought to reprice liabilities on existing CLO AAA tranches, leading to a record volume of deal resets and refinancings in Q1 2024.7 The momentum is expected to continue in the near-term in the wake of record-setting CLO formation in Q1 2024.11 We believe that refinancings and resets of CLOs held by the Trust should be accretive to the Trust in 2024; not only do CLO refinancings and resets typically help to offset the impact of loan repricings and spread compression, but CLO resets also extend the weighted average reinvestment period of the underlying CLO equity positions in the Trust’s portfolio.

CLO spread compression and higher CLO equity net asset values (NAVs) precipitated an uptick in CLO call volume in Q1 2024.12 A CLO can be called by the majority of equity holders at any point after the non-call period expires—equity holders are incentivized to exercise the call option when the liquidation value of the equity tranche (i.e., NAV) is positive. CLO equity NAVs have improved in tandem with higher loan prices, and we expect to see increased call volume from seasoned CLOs with minimal equity payments and positive NAVs. If call volume increases, CLO investors' cash available for investment will increase in tandem, which we believe is likely to bolster demand for CLO tranches.

CLO managers remain focused on managing portfolio risk in underlying collateral pools amid continued loan ratings downgrades. The median CCC concentration in US broadly syndicated loan (BSL) CLO portfolios was lower in March 2024 compared to December 2023 levels, reflecting sales of CCC loans at higher prices, as well as ratings migrations in and out of the CCC bucket (upgrades or downgrades to D or DD) during the first quarter.13 Junior overcollateralization ratio test cushions for reinvesting BSL CLOs generally remain healthy at a median level of 4.7% as of March 31, 2024,14 though overcollateralization cushions may face pressure from increased ratings downgrades among underlying loans.

Despite spread tightening over the Period, we believe BB-rated CLO debt tranches remain attractive given double digit average current yields. A higher-for-longer rate environment should support above-average returns for CLO tranches over the intermediate term, in our view. We continue to hold a favorable view of CLO equity, in particular, primary CLO equity tranches, as the new issue equity arbitrage has improved compared to prior periods. For reinvesting CLOs, the median January 2024 equity distribution was 3.6% of notional value, or roughly 15% on an annualized basis.15 Absent a spike in loan defaults, quarterly CLO equity distributions are expected to increase in April and July of 2024, driven by higher base rates and reflecting a tightening in the basis between three-month and one-month SOFR.16 At the same time, risks remain throughout the corporate credit space, and CLO collateral portfolios are likely to be challenged by loan ratings downgrades, defaults, and borrower-specific idiosyncratic issues. We remain focused on investing in fundamentally strong CLOs that offer compelling yields and the potential for price appreciation.

How did the Trust perform for the period?

During the Period, the Trust’s total return based on market price was 9.83% and total return based on NAV was 12.02%, which is net of the deduction of management fees, operating expenses, and all other Trust expenses. All Trust total returns cited whether based on NAV or market price assume the reinvestment of all distributions. As of March 31, 2024, the Trust’s market price of $7.09 represented a 2.16% premium to NAV of $6.94 per common share. The market value of the Trust’s common shares fluctuates from time to time and may be higher or lower than the Trust’s NAV. Performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than the performance data quoted.

Relevant indices for the markets in which the Trust invests include the Trust’s benchmark, the Morningstar LSTA US Leveraged Loan 100 Index (the “Morningstar 100”), which returned 5.28% for the Period, Bloomberg Barclays U.S. High Yield 1% Issuer Capped Index, which returned 8.77% for the Period, and the JP Morgan BB/B CLO Debt Index, which returned 14.22% for the Period. There is no representative benchmark index for CLO equity in the marketplace.

What were the distributions over the period?

During the Period, the Trust maintained its monthly distribution of $0.085 per share. The Trust’s distribution of $0.085 per common share declared on March 1, 2024, represented an annualized distribution rate of 14.39% based on the Trust’s closing market price of $7.09 per common share on March 31, 2024. The Trust’s distribution rate is not constant, and the amount of distributions, when and if declared by the Trust’s Board of Trustees, is subject to change based on the performance of the Trust.

The Trust intends to pay substantially all its net investment income, if any, to common shareholders through monthly distributions and to distribute any net realized long-term capital gains to common shareholders at least annually. The Trust’s net investment income and capital gain can vary significantly over time; however, the Trust seeks to maintain stable common share monthly distributions over time. There is no assurance the Trust will pay regular monthly distributions or that it will do so at a particular rate. Distributions may be paid by the Trust from any permitted source and, from time to time, all or a portion of a distribution may be a return of capital.

XAI Octagon Floating Rate & Alternative Income Trust

QUESTIONS & ANSWERS
March 31, 2024 (Continued) (Unaudited)

Please see Note 4 of the Notes to the Financial Statements for more information on distributions for the Period.

What influenced the Trust’s performance over the Period?

The Trust generated positive returns across its main portfolio segments during the Period. CLO equity represented the largest contributor to performance, with a net gain of $0.46 per share for the Period, followed by the Trust’s performing loan investments, which produced a net gain of $0.32 per share. During the Period, the Trust’s CLO equity positions collected quarterly distribution payments totaling $24,916,107 or $0.51 per share, which were offset by unrealized market value losses of $2,276,766 or -$0.05 per share. It bears noting that CLO equity pricing can be volatile. The Trust’s CLO debt portfolio segment and performing high yield bond portfolio segment posted net gains of $0.20 per share and $0.04 per share, respectively, for the Period.

Discuss the Trust’s issuance of additional common shares.

During the Period, the Trust issued 4,980,443 common shares pursuant to an at-the-market (“ATM”) offering program, resulting in $34,887,185 of net proceeds to the Trust. The ATM program is a form of continuous offering of the Trust’s common shares. The goal of the Trust’s ATM program is to enhance secondary market liquidity for shareholders by increasing the size of the Trust over time and reducing operating expenses per share. In an ATM offering, newly issued shares are sold incrementally into the secondary trading market through a placement agent at prevailing market prices, but always at a price higher than the Trust’s NAV per common share, which is accretive to the Trust’s shareholders. The placement agent sells the common shares on the open market and the Trust receives cash proceeds from the transaction to be invested pursuant to the Trust’s investment objective.

The Trust issues common shares pursuant to the ATM program only if the common shares are trading at a sufficient premium such that the issuance price, less the placement fee, exceeds the Trust’s NAV per common share. For the Period, the Trust’s common shares traded on average at a 4.75% premium to NAV and had an average daily trading volume of 324,897 common shares. ATM program daily issuance totals depend on the common shares’ average daily trading volume and the relative premium or discount of the Trust’s common share price to NAV.

In addition to the ATM program, the Trust sold 3,546,854 common shares in a registered direct placement, raising approximately $25,000,000. The offering, which was accretive to shareholders, was executed at a price above the Trust’s NAV per common share. Additionally, $10,000,000 of the Trust’s 6.00% Series 2029 Convertible Preferred Shares were converted to common shares in two separate conversions at respective conversion prices above NAV, resulting in the issuance of an additional 1,446,179 common shares.

Discuss the Trust’s use of leverage.

The Trust uses leverage as part of its investment strategy to finance the purchase of additional securities that may provide increased income and greater appreciation potential to common shareholders than could be achieved from a portfolio that is unlevered. Given the average cost of leverage during the Period of 6.76%, the leverage employed by the Trust is expected to be accretive to income generation. The Trust currently employs leverage through the combination of a bank borrowing facility and preferred shares outstanding. As of March 31, 2024, the amount of outstanding borrowings under the bank borrowing facility was $169,050,000, which represented approximately 27.25% of the Trust’s Managed Assets (which includes the proceeds from borrowing and preferred shares outstanding). In addition, the Trust had 6.50% Series 2026 Preferred Shares, 6.00% Series 2029 Convertible Preferred Shares, and 6.95% Series 2029 Convertible Preferred Shares outstanding as of March 31, 2024, with liquidation preferences of $39,900,000, $10,000,000, and $20,000,000, respectively. The Trust’s total preferred shares outstanding were $69,900,000 as of March 31, 2024, which represented approximately 11.27% of the Trust’s Managed Assets. Total leverage, which includes both the bank borrowing facility and preferred shares outstanding, was $238,950,000 as of March 31, 2024, representing 38.52% of the Trust’s Managed Assets.

On November 6, 2023, the Trust entered into an agreement to issue and sell up to 1,200,000 shares of its 6.95% Series 2029 Convertible Preferred Shares, amounting to a total liquidation preference of $30,000,000. As of April 4, 2024, the Trust has issued each of the 1,200,000 shares of the 6.95% Series 2029 Convertible Preferred Shares.

The Trust may use leverage through (i) the issuance of senior securities representing indebtedness, including through borrowing from financial institutions or issuance of debt securities, including notes or commercial paper, (ii) the issuance of preferred shares and/or (iii) reverse repurchase agreements, securities lending, short sales or derivatives, such as swaps, futures or forward contracts, that have the effect of leverage. The Trust may utilize leverage, to the maximum extent permitted under the Investment Company Act of 1940, as amended. Because a portion of the Trust’s assets may consist of illiquid investments, to the extent that the Trust must dispose of portfolio holdings to meet its regulatory asset coverage ratio, the Trust may be required to dispose of more liquid holdings at times or on terms that the Trust would otherwise consider undesirable, which may pose particular risks during adverse or volatile market conditions. While leverage may increase the income of the Trust in yield terms, it also amplifies the effects of changing market prices in the portfolio and can cause the Trust’s NAV to change to a greater degree than the market as a whole. This change in NAV can create volatility in Trust pricing.

Index Definitions

The Trust is actively managed and does not seek to track any index. Index returns are stated for illustrative purposes only, do not reflect the deduction of fees and expenses, and do not represent the performance of the Trust. Past performance is not a predictor of future market performance. It is not possible to invest directly in an index.

The Bloomberg Barclays U.S. High Yield 1% Issuer Capped Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond markets. Securities are classified as high yield if the middle rating of the Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. Issuers are capped at 1% of the index.

XAI Octagon Floating Rate & Alternative Income Trust

QUESTIONS & ANSWERS
March 31, 2024 (Continued) (Unaudited)

The J.P. Morgan CLO Debt Index represents the post-crisis J.P. Morgan Collateralized Loan Obligation Index (“CLOIE”). The CLOIE is an index that tracks the market for U.S. dollar-denominated broadly syndicated, arbitrage CLOs. The CLOIE is divided by origination (pre- versus post-crisis) and is broken out further into six original rating classes (AAA, AA, A, BBB, BB, B). The sub-index referenced herein tracks BB-rated CLO debt.

The Morningstar LSTA US Leveraged Loan Index (the “Morningstar LLI”) is a market-value weighted index designed to measure the performance of the US leveraged loan market. The index universe comprises syndicated, senior secured, US-dollar denominated leveraged loans covered by PitchBook Leveraged Commentary & Data (“PitchBook LCD”), a Morningstar Company. Loan facilities included in the Morningstar LLI must have a one year (at inception) minimum term, an initial minimum spread of LIBOR/SOFR +1.25%, and a minimum size of $50mm (initially funded). LSTA/Refinitiv Mark-to-Market Pricing is used to price each loan in the index. LSTA/Refinitiv Mark-to-Market Pricing is based on bid/ask quotes gathered from dealers and is not based upon derived pricing models. The index uses the average bid for its market value calculation. Please note, the performance information presented herein for the Morningstar LLI reflects restated returns for the period June 25, 2022 – February 27, 2023, pursuant to a recent notification issued by PitchBook LCD that a technical error had occurred in the calculation of accrued interest for certain securities dating back to June 25, 2022. Consequently, previous communications reflected overstated returns.

The Morningstar LSTA US Leveraged Loan 100 Index (the “Morningstar 100”) is designed to measure the performance of the 100 largest facilities in the US leveraged loan market. Index constituents are market-value weighted, subject to a single loan facility weight cap of 2%. Loan facilities included in the Morningstar 100 must have a one year (at inception) minimum term, an initial minimum spread of LIBOR/SOFR + 1.25%, and a minimum size of $50mm (initially funded). LSTA/Refinitiv Mark-to-Market Pricing is used to price each loan in the index. LSTA/Refinitiv Mark-to-Market Pricing is based on bid/ask quotes gathered from dealers and is not based upon derived pricing models. The index uses the average bid for its market value calculation. Please note, the performance information presented herein for the Morningstar 100 reflects restated returns for the period June 25, 2022 – February 27, 2023, pursuant to a recent notification issued by PitchBook LCD that a technical error had occurred in the calculation of accrued interest for certain securities dating back to June 25, 2022. Consequently, previous communications reflected overstated returns.

Risks and Other Considerations

Investing involves risk, including the possible loss of principal and fluctuation in value.

The views expressed in these Questions & Answers reflect those of the portfolio managers only through the report period as stated on the cover. These views are expressed for informational purposes only and are subject to change at any time, based on market and other conditions, and may not come to pass. These views should not be construed as research, investment advice or a recommendation of any kind regarding the Trust or any issuer or security, do not constitute a solicitation to buy or sell any security, and should not be considered specific legal, investment or tax advice. The information provided does not take into account the specific objectives, financial situation, or particular needs of any specific investor.

The views expressed in this report may also include forward-looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass. Actual results or events may differ materially from those projected, estimated, assumed, or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include general economic conditions such as inflation, recession, and interest rates. Neither XAI nor Octagon has any obligation to update or otherwise revise any forward-looking statements, including any revision to reflect changes in any circumstances arising after the date hereof relating to any assumptions or otherwise.

There can be no assurance that the Trust will achieve its investment objective or that any investment strategies or techniques discussed herein will be effective.

The value of the Trust will fluctuate with the value of the underlying securities. Historically, exchange-listed closed-end funds often trade at a discount to their NAV.

Performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than the performance data quoted.

Risk Considerations

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Trust’s investment objective will be achieved. Exchange-listed closed-end fund shares may frequently trade at a discount or premium to their NAV. CLOs often involve risks that are different from or more acute than risks associated with other types of credit instruments and may be difficult to value or be illiquid. The value of CLOs may decrease if ratings agencies revise their ratings criteria and, as a result, lower the rating of a CLO in which the Trust has invested. Senior loans may not be fully secured by collateral, generally do not trade on exchanges, and are typically issued by unrated or below-investment grade companies, and therefore are subject to greater liquidity and credit risk. Lower credit quality debt securities may be more likely to fail to make timely interest or principal payments. Leverage increases return volatility and magnifies the Trust’s potential return and its risks; there is no guarantee a trust’s leverage strategy will be successful. The Trust’s shares are not guaranteed or endorsed by any bank or other insured depository institution and are not federally insured by the Federal Deposit Insurance Corporation.

Please see “Risks” in the Trust’s Annual Report for the fiscal year ended September 30, 2023, which was filed on Form N-CSR on November 29, 2023 for more information regarding the Trust’s risks and considerations.

Visit the Trust’s website (www.xainvestments.com/XFLT) for additional information regarding the Trust. The Trust regularly updates performance and certain other data and publishes material information as necessary from time to time on its website. Investors and others are advised to check the website for updated information and the release of other material information about the Trust. References herein to the Trust’s website are intended to allow investors public access to information regarding the Trust and do not, and are not intended to, incorporate the Trust’s website in this report.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be, and should not be construed as, legal or tax advice and/or legal opinion. Always consult a financial, tax, and/or legal professional regarding your specific situation.

XAI Octagon Floating Rate & Alternative Income Trust

QUESTIONS & ANSWERS
March 31, 2024 (Continued) (Unaudited)

[1]	Sources: PitchBook Leveraged Commentary & Data (“PitchBook LCD”), Morningstar LSTA US Leveraged Loan Index. Represents metrics for the Morningstar LSTA US Leveraged Loan Index as of the stated date.
[2]	Source: Bloomberg (March 28, 2024).
[3]	Source: Pitchbook LCD, “LLI Default Rate & Distressed Ratios” (April 1, 2024).
[4]	Source: Pitchbook LCD, “US Credit Markets Quarterly Wrap, First quarter 2024” (April 1, 2024).
[5]	Source: Pitchbook LCD, LLI Maturity Breakdown (March 29, 2024).
[6]	Source: Pitchbook LCD, “Q1 CLO Wrap: New-deal issuance sets record pace as spreads compress” (March 26, 2024).
[7]	Source: Pitchbook LCD, “CLO Global Databank” (retrieved from www.lcdcomps.com, April 1, 2024).
[8]	Source: J.P. Morgan North America Credit Research, “High Yield Bond and Leveraged Loan Market Monitor” (April 1, 2024).
[9]	Source: J.P. Morgan Data Query, as of the stated period/date. J.P. Morgan Collateralized Loan Obligation Index.
[10]	Source: BofA Global Research, “CLO Factbook” (April 5, 2024).
[11]	Sources: Pitchbook LCD, “Global CLO Roundup: Refis/resets keep coming; Barclays lifts FY volume views” (March 19, 2024); J.P. Morgan North America Credit Research, “CLO: Dancing with our hands tied” (March 1, 2024); BofA Global Research, “CLO Weekly: CLO performance updates: the enigmatic Return to Innocence” (March 1, 2024); Citi Research, “Global CLO Market Q2’2024 Outlook” (March 21, 2024).
[12]	Source: BofA Global Research, “Estimated Called CLO Deals” (March 31, 2024).
[13]	Source: Morgan Stanley Research, “Leveraged Loans and CLO Dashboard – Staying Strong” (April 12, 2024).
[14]	Source: BofA Global Research, “CLO Weekly: Tokyo Rates Drift: Impact on CLOs; Equity YTD returns: Higher than Pi” (March 15, 2024).
[15]	Source: Nomura Global Markets Research, Securitized Products – North America, “CLO Special Topics: Repayment and default expectations,” (October 19, 2023).
[16]	Source: BofA Global Research, “CLO Weekly, April equity distributions see a Spring in their coupon; 2024 Q1 equity returns at 4%” (April 19, 2024).

XAI Octagon Floating Rate & Alternative Income Trust

TRUST PORTFOLIO INFORMATION
March 31, 2024 (Unaudited)

Growth of a $10,000 Investment (as of March 31, 2024)

The chart above represents historical performance of a hypothetical investment of $10,000 in the Trust since inception. Past performance does not guarantee future results. Performance reflects the partial waiver of the Trust’s advisory fees and/or reimbursement of expenses for certain periods since the inception date. Without these waivers and/or reimbursements, performance would have been lower. This chart does not reflect the deduction of taxes that a shareholder would pay on Trust distributions or the redemption of Trust shares. The chart assumes that distributions from the Trust are reinvested.

Summary Performance (as of March 31, 2024)

	Cumulative			Average Annual
							Since
							Inception (September
	1 Month	3 Month	6 Month	1 Year	3 Years	5 Years	27, 2017)
XAI Octagon Floating Rate & Alternative Income Trust - NAV	1.66%	4.58%	12.02%	27.55%	8.77%	7.84%	6.32%

XAI Octagon Floating Rate & Alternative Income Trust - Market Price	0.80%	2.95%	9.83%	28.07%	4.58%	8.58%	6.31%

Morningstar LSTA US Leveraged Loan 100 Index*	0.54%	1.99%	5.28%	12.16%	5.53%	5.14%	4.79%

*	The Morningstar LSTA US Leveraged Loan 100 Index (Loan Syndications and Trading Association) U.S. Leveraged Loan 100 Index was the first to track the investable senior loan market. This rules-based index consists of the 100 largest loan facilities in the benchmark S&P/LSTA Leveraged Loan Index (LLI).

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than performance data quoted.

XAI Octagon Floating Rate & Alternative Income Trust

TRUST PORTFOLIO INFORMATION

March 31, 2024 (Continued) (Unaudited)

Top Ten Portfolio Holdings (as a % of Total Investments)*

Holding	Type
OHA Credit Partners XII Ltd.	Collateralized Loan Obligations Equity	1.30%
Elmwood CLO 14 Ltd.	Collateralized Loan Obligations Equity	1.24%
CARLYLE US CLO 2019-4 Ltd.	Collateralized Loan Obligations Equity	1.06%
Generate CLO 12 Ltd.	Collateralized Loan Obligations Equity	1.01%
Rockland Park CLO Ltd.	Collateralized Loan Obligations Equity	1.00%
Clover CLO 2019-1 Ltd.	Collateralized Loan Obligations Equity	0.96%
Sixth Street CLO XXIV Ltd.	Collateralized Loan Obligations Equity	0.93%
RR 2 Ltd.	Collateralized Loan Obligations Equity	0.90%
Regatta XIX Funding Ltd.	Collateralized Loan Obligations Equity	0.86%
Elmwood CLO VII Ltd.	Collateralized Loan Obligations Equity	0.85%
Total		10.11%

*	Holdings may vary, are subject to change, and exclude Money Market Mutual Funds.

% of Total
Asset Allocation*	Investments**
Senior Secured First Lien Loans	43.74%
Collateralized Loan Obligations Equity	35.42%
Collateralized Loan Obligations Debt	15.34%
Corporate Bonds	2.92%
Money Market Mutual Funds	1.40%
Secured Second Lien Loans	1.13%
Common Stocks	0.05%
Rights	0.00%

*	Holdings may vary and are subject to change.
**	Total may not add up to 100% due to rounding.

XAI Octagon Floating Rate & Alternative Income Trust

SCHEDULE OF INVESTMENTS

March 31, 2024 (Unaudited)

	Reference Rate & Spread	Maturity Date	Principal Amount	Value
COLLATERALIZED LOAN OBLIGATIONS DEBT - 26.04%(a)(b)
Anchorage Capital CLO 13 LLC	3M SOFR + 6.96%	04/15/2034	$1,500,000	$1,502,306
Anchorage Capital CLO 16 Ltd.	3M SOFR + 7.61%	01/19/2035	2,000,000	1,929,516
Anchorage Capital CLO 17 Ltd.	3M SOFR + 7.12%	07/15/2034	1,250,000	1,200,819
Anchorage Capital CLO 19 Ltd.	3M SOFR + 7.51%	10/15/2034	1,000,000	864,926
Anchorage Capital CLO 21 Ltd.	3M SOFR + 7.61%	10/20/2034	500,000	481,528
Anchorage Capital CLO 4-R Ltd.	3M SOFR + 5.76%	01/28/2031	2,000,000	1,964,787
Anchorage Capital CLO 9 Ltd.	3M SOFR + 7.08%	07/15/2032	2,000,000	1,935,222
Apidos CLO XLV Ltd.	3M SOFR + 8.40%	04/26/2036	500,000	515,004
Apidos CLO XXVII	3M SOFR + 6.66%	07/17/2030	375,000	374,261
Apidos CLO XXXII	3M SOFR + 7.01%	01/20/2033	250,000	251,348
ARES LI CLO Ltd.	3M SOFR + 7.11%	07/15/2034	4,250,000	4,243,969
Ares LV CLO Ltd.	3M SOFR + 6.61%	07/15/2034	1,525,000	1,535,722
Atrium IX LLC	3M SOFR + 6.71%	05/28/2030	900,000	891,002
Atrium XIV LLC	3M SOFR + 5.91%	08/23/2030	500,000	497,261
Ballyrock CLO 20 Ltd.	3M SOFR + 7.25%	07/15/2034	4,000,000	4,014,130
Battalion CLO XXI Ltd.	3M SOFR + 6.72%	07/15/2034	1,000,000	907,241
Benefit Street Partners CLO XVII Ltd.	3M SOFR + 6.61%	07/15/2032	1,100,000	1,077,451
Benefit Street Partners CLO XXIII Ltd.	3M SOFR + 7.07%	04/25/2034	1,500,000	1,499,768
Benefit Street Partners CLO XXIV Ltd.	3M SOFR + 6.87%	10/20/2034	1,000,000	987,528
Benefit Street Partners CLO XXIX Ltd.	3M SOFR + 7.81%	01/25/2036	1,750,000	1,774,584
Benefit Street Partners CLO XXVIII Ltd.	3M SOFR + 7.59%	10/20/2035	2,000,000	2,026,028
Benefit Street Partners CLO XXXII Ltd.	3M SOFR + 7.35%	10/25/2036	2,400,000	2,417,144
Carlyle US CLO 2022-5 Ltd.	3M SOFR + 8.46%	10/15/2035	2,000,000	2,036,976
CIFC Funding 2015-I Ltd.	3M SOFR + 6.26%	01/22/2031	500,000	497,258
CIFC Funding 2018-I Ltd.	3M SOFR + 5.26%	04/18/2031	1,750,000	1,722,626
CIFC Funding 2019-II Ltd.	3M SOFR + 6.85%	04/17/2034	1,500,000	1,509,963
CIFC Funding 2019-III Ltd.	3M SOFR + 7.06%	10/16/2034	2,750,000	2,756,739
CIFC Funding 2019-V Ltd.	3M SOFR + 7.04%	01/15/2035	1,000,000	998,299
CIFC Funding 2019-VI Ltd.	3M SOFR + 7.66%	01/16/2033	500,000	499,903
CIFC Funding 2022-I Ltd.	3M SOFR + 6.40%	04/17/2035	2,000,000	1,999,541
CIFC Funding 2022-III Ltd.	3M SOFR + 7.27%	04/21/2035	850,000	852,296
Clover CLO 2019-1 Ltd.	3M SOFR + 6.70%	04/18/2035	2,000,000	2,000,814
Clover CLO 2021-3 LLC	3M SOFR + 6.72%	01/25/2035	1,000,000	986,877
Elmwood CLO VI Ltd.	3M SOFR + 6.76%	10/20/2034	1,750,000	1,772,592
Elmwood CLO VII Ltd.	3M SOFR + 7.50%	01/17/2034	2,000,000	1,919,784
Elmwood CLO XI Ltd.	3M SOFR + 6.26%	10/20/2034	750,000	748,183
HPS Loan Management 11-2017 Ltd.	3M SOFR + 8.11%	05/06/2030	1,000,000	641,375
Madison Park Funding LX Ltd.	3M SOFR + 8.95%	10/25/2035	1,250,000	1,274,434
Madison Park Funding LXIII Ltd.	3M SOFR + 8.57%	04/21/2035	1,250,000	1,285,969
Madison Park Funding XLVI Ltd.	3M SOFR + 6.51%	10/15/2034	550,000	550,269
Madison Park Funding XLVIII Ltd.	3M SOFR + 6.51%	04/19/2033	1,500,000	1,497,959
Madison Park Funding XVII Ltd.	3M SOFR + 7.74%	07/21/2030	1,000,000	835,775
Madison Park Funding XXVII Ltd.	3M SOFR + 5.26%	04/20/2030	1,500,000	1,472,446
Madison Park Funding XXXVII Ltd.	3M SOFR + 6.41%	07/15/2033	750,000	749,743
Magnetite XXIV Ltd.	3M SOFR + 6.40%	04/15/2035	500,000	499,519
Neuberger Berman Loan Advisers CLO 24 Ltd.	3M SOFR + 6.28%	04/19/2030	1,000,000	997,044
Neuberger Berman Loan Advisers CLO 32 Ltd.	3M SOFR + 6.36%	01/20/2032	1,500,000	1,499,103
Neuberger Berman Loan Advisers CLO 40 Ltd.	3M SOFR + 6.11%	04/16/2033	1,670,000	1,653,058
Neuberger Berman Loan Advisers CLO 47 Ltd.	3M SOFR + 6.25%	04/14/2035	1,000,000	996,150
OHA Credit Funding 12 Ltd.	3M SOFR + 8.00%	07/20/2036	2,000,000	2,017,247
OHA Credit Funding 2 Ltd.	3M SOFR + 6.62%	04/21/2034	1,000,000	1,006,670
OHA Credit Funding 5 Ltd.	3M SOFR + 6.51%	04/18/2033	1,000,000	1,006,762
OHA Credit Funding 7 Ltd.	3M SOFR + 6.25%	02/24/2037	900,000	897,494
OHA Credit Funding 9 Ltd.	3M SOFR + 6.51%	07/19/2035	1,000,000	1,005,974
Rad CLO 10 Ltd.	3M SOFR + 6.11%	04/23/2034	2,000,000	1,952,520
Rad CLO 11 Ltd.	3M SOFR + 6.51%	04/15/2034	1,300,000	1,262,727
Rad CLO 12 Ltd.	3M SOFR + 6.61%	10/30/2034	2,000,000	1,967,064
Rad CLO 4 Ltd.	3M SOFR + 7.01%	04/25/2032	2,328,764	2,300,480
Regatta VII Funding Ltd.	3M SOFR + 6.66%	06/20/2034	1,000,000	983,595
Regatta VIII Funding Ltd.	3M SOFR + 6.36%	10/17/2030	500,000	500,437
Regatta XII Funding Ltd.	3M SOFR + 6.61%	10/15/2032	500,000	502,786
Regatta XIV Funding Ltd.	3M SOFR + 6.21%	10/25/2031	750,000	745,950

See Notes to Financial Statements.

XAI Octagon Floating Rate & Alternative Income Trust

SCHEDULE OF INVESTMENTS

March 31, 2024 (Unaudited) (Continued)

	Reference Rate & Spread	Maturity Date	Principal Amount	Value
COLLATERALIZED LOAN OBLIGATIONS DEBT - 26.04%(a)(b)(Continued)
Regatta XIX Funding Ltd.	3M SOFR + 6.88%	04/20/2035	$750,000	$755,876
Regatta XVI Funding Ltd.	3M SOFR + 7.26%	01/15/2033	1,400,000	1,411,857
Regatta XVIII Funding Ltd.	3M SOFR + 6.21%	01/15/2034	2,375,000	2,347,608
Regatta XXII Funding Ltd.	3M SOFR + 7.19%	07/20/2035	1,350,000	1,331,668
Regatta XXIII Funding Ltd.	3M SOFR + 6.96%	01/20/2035	2,750,000	2,800,931
Regatta XXIV Funding Ltd.	3M SOFR + 7.06%	01/20/2035	250,000	248,858
RR 19 Ltd.	3M SOFR + 6.76%	10/15/2035	500,000	507,828
Sound Point CLO II Ltd.	3M SOFR + 5.76%	01/26/2031	250,000	185,380
Sound Point CLO XVIII Ltd.	3M SOFR + 5.76%	01/21/2031	500,000	370,146
Symphony CLO XXI Ltd.	3M SOFR + 6.86%	07/15/2032	1,000,000	950,998
Symphony CLO XXIV Ltd.	3M SOFR + 7.26%	01/23/2032	1,000,000	998,403
THL Credit Wind River 2017-1 CLO Ltd.	3M SOFR + 7.32%	04/18/2036	1,500,000	1,403,902
THL Credit Wind River 2019-1 CLO Ltd.	3M SOFR + 6.86%	07/20/2034	875,000	779,686
Voya CLO 2020-2 Ltd.	3M SOFR + 6.66%	07/19/2034	1,125,000	1,128,492
Wind River 2021-3 CLO Ltd.	3M SOFR + 6.86%	07/20/2033	1,000,000	965,095
TOTAL COLLATERALIZED LOAN OBLIGATIONS DEBT
(Cost $98,405,629)				99,482,674

	Estimated Yield	Maturity Date	Principal Amount	Value
COLLATERALIZED LOAN OBLIGATIONS EQUITY - 60.11%(a)(c)
AIMCO CLO 16 Ltd.(d)	21.09%	01/17/2035	1,725,000	1,371,548
ALM 2020 Ltd.	6.27%	10/15/2029	5,000,000	2,051,090
Anchorage Capital CLO 13 LLC	15.47%	04/15/2034	7,000,000	3,974,600
Anchorage Capital CLO 15 Ltd.	28.86%	07/20/2034	1,783,000	1,186,587
Anchorage Capital CLO 16 Ltd.	14.04%	01/19/2035	2,500,000	1,350,250
Anchorage Capital CLO 18 Ltd.	16.44%	04/15/2034	850,000	493,595
Anchorage Capital CLO 19 Ltd.	14.24%	10/15/2034	7,000,000	3,686,200
Anchorage Capital CLO 1-R Ltd.	12.00%	04/13/2031	4,150,000	1,715,676
Anchorage Capital CLO 20 Ltd.	13.00%	01/20/2035	1,750,000	920,675
Anchorage Capital CLO 3-R Ltd.	8.99%	01/28/2031	1,400,000	415,548
Anchorage Capital CLO 7 Ltd.	20.95%	01/28/2031	1,750,000	512,068
Apidos CLO XXVII	4.53%	07/17/2030	1,300,000	256,048
ARES LI CLO Ltd.	15.48%	07/15/2034	1,699,959	861,369
ARES LI CLO Ltd.	15.10%	07/15/2034	2,646,041	1,340,749
Ares LIX CLO Ltd.	25.42%	04/25/2034	3,500,000	2,424,450
Ares XLI CLO Ltd.	13.35%	04/15/2034	2,343,500	902,248
ARES XLIV CLO Ltd.	20.78%	04/15/2034	6,288,428	1,982,741
Battalion CLO XV Ltd.	13.65%	01/17/2033	4,500,000	2,436,750
Battalion CLO XVI Ltd.	12.75%	12/19/2032	3,500,000	1,828,050
Belmont Park View Ltd. CLO Warehouse(d)(e)	N/A	04/30/2024	5,250,000	5,250,000
Benefit Street Partners CLO XXIII Ltd.	20.74%	04/25/2034	5,000,000	4,103,000
Benefit Street Partners CLO XXV Ltd.	23.51%	01/15/2035	5,250,000	4,376,400
Benefit Street Partners CLO XXXIV Ltd.(d)(f)	N/A	07/25/2037	4,700,000	4,162,320
Carbone CLO Ltd.	11.95%	01/20/2031	7,850,000	2,618,550
CARLYLE US CLO 2019-4 Ltd.	19.98%	04/15/2035	8,740,000	6,895,860
CARLYLE US CLO 2021-4 Ltd.	22.06%	04/20/2034	1,000,000	746,600
CARLYLE US CLO 2021-5 Ltd.	15.51%	07/20/2034	4,000,000	2,638,400
CIFC Funding 2017-III Ltd.	4.97%	07/20/2030	1,400,000	425,671
CIFC Funding 2017-V Ltd.	4.74%	11/16/2030	4,500,000	1,569,015
CIFC Funding 2018-I Ltd.	11.33%	04/18/2031	3,250,000	1,362,659
CIFC Funding 2018-III Ltd.	15.40%	07/18/2031	3,000,000	1,178,816
CIFC Funding 2019-III Ltd.	19.10%	10/16/2034	750,000	593,550
CIFC Funding 2019-V Ltd.	19.75%	01/15/2035	2,500,000	2,020,500
CIFC Funding 2019-V Ltd.	21.11%	01/15/2035	1,000,000	808,200
CIFC Funding 2020-II Ltd.	27.17%	10/20/2034	1,000,000	791,600
CIFC Funding 2020-III Ltd.	20.83%	10/20/2034	150,000	120,780
CIFC Funding 2021-II Ltd.	19.11%	04/15/2034	4,750,000	3,602,875
CIFC Funding 2021-VII Ltd.	18.65%	01/23/2035	1,000,000	794,700
CIFC Funding 2022-IV Ltd.	20.60%	07/16/2035	2,500,000	2,194,250
Clover CLO 2019-1 Ltd.	22.45%	04/18/2035	8,339,200	6,215,206
Clover CLO 2021-3 LLC	21.43%	01/25/2035	5,500,000	4,358,200
Dryden 43 Senior Loan Fund	14.52%	04/20/2034	3,000,000	1,305,900

See Notes to Financial Statements.

XAI Octagon Floating Rate & Alternative Income Trust

SCHEDULE OF INVESTMENTS

March 31, 2024 (Unaudited) (Continued)

	Estimated Yield	Maturity Date	Principal Amount	Value
COLLATERALIZED LOAN OBLIGATIONS EQUITY - 60.11%(a)(c)(Continued)
Dryden 87 CLO Ltd.	16.63%	05/20/2034	$2,000,000	$1,280,400
Dryden 95 CLO Ltd.	16.56%	08/20/2034	1,750,000	994,525
Elmwood CLO 14 Ltd.	23.76%	04/20/2035	10,000,000	8,023,000
Elmwood CLO I Ltd.	15.24%	10/20/2033	6,000,000	4,916,400
Elmwood CLO II Ltd.	18.65%	04/20/2034	6,500,000	5,164,250
Elmwood CLO III Ltd.	18.73%	10/20/2034	5,250,000	3,751,125
Elmwood CLO VII Ltd.	20.23%	01/17/2034	8,350,000	5,492,630
Elmwood CLO VIII Ltd.	18.00%	01/20/2034	5,000,000	3,482,000
Galaxy 33 CLO Ltd.(d)(f)	N/A	04/20/2037	2,000,000	1,620,000
Generate CLO 12 Ltd.(d)	17.53%	07/20/2036	8,000,000	6,544,000
Generate CLO 3 Ltd.(d)	19.15%	10/20/2029	5,008,000	2,897,629
Invesco CLO 2021-1 Ltd.	18.85%	04/15/2034	3,000,000	1,971,000
Invesco CLO Ltd.	15.32%	07/15/2034	5,000,000	2,858,500
Invesco CLO Ltd.(d)(f)	N/A	07/15/2034	500,000	117,550
Madison Park Funding XVIII Ltd.	13.31%	10/21/2030	4,000,000	1,614,400
Madison Park Funding XX Ltd.	18.41%	07/27/2030	1,740,000	486,127
Madison Park Funding XXIX Ltd.	13.55%	10/18/2047	3,750,000	1,575,611
Madison Park Funding XXVIII Ltd.	16.03%	07/15/2030	5,000,000	2,285,656
Madison Park Funding XXXVII Ltd.	19.94%	07/15/2049	5,500,000	3,553,000
Magnetite XIX Ltd.	26.78%	04/17/2034	3,200,000	1,888,640
Neuberger Berman Loan Advisers CLO 54 Ltd.(d)	17.19%	04/23/2038	3,465,000	3,016,213
Neuberger Berman Loan Advisers CLO 55 Ltd.(d)	15.73%	04/22/2038	4,600,000	4,009,401
Niagara Park CLO Ltd.	17.83%	07/17/2032	2,648,000	1,486,107
NYACK Park CLO Ltd.	18.16%	10/20/2034	1,000,000	763,600
Oak Hill Credit Partners X-R Ltd.	19.02%	04/20/2034	9,091,692	4,113,991
OHA Credit Partners XI Ltd.	22.04%	01/20/2032	2,750,000	1,518,241
OHA Credit Partners XII Ltd.	2.66%	07/23/2030	13,537,295	8,460,809
OHA Credit Partners XIII Ltd.	23.57%	10/21/2034	1,600,000	1,148,640
Point Au Roche Park CLO Ltd.	16.14%	07/20/2034	5,000,000	3,353,500
Rad CLO 12 Ltd.	25.46%	10/30/2034	4,500,000	3,142,800
Recette CLO Ltd.(d)(f)	N/A	04/20/2034	10,400,000	81,444
Recette CLO Ltd.	13.63%	04/20/2034	10,400,000	3,126,240
Regatta XIX Funding Ltd.	22.13%	04/20/2035	6,017,000	5,578,361
Regatta XVIII Funding Ltd.	16.01%	01/15/2034	7,175,322	5,227,940
Regatta XXIV Funding Ltd.	14.84%	01/20/2035	5,000,000	3,471,000
Regatta XXVII Funding Ltd.(d)	15.45%	04/26/2037	6,000,000	5,100,600
Rockland Park CLO Ltd.(d)	23.41%	04/20/2034	9,750,000	184,994
Rockland Park CLO Ltd.	17.16%	04/20/2034	9,750,000	6,483,750
Rockland Park CLO Ltd.(d)	16.22%	04/20/2034	9,750,000	27,939
RR 2 Ltd.	23.34%	10/15/2117	9,358,000	5,808,511
Sixth Street CLO XVII Ltd.	14.11%	01/20/2034	1,100,000	750,860
Sixth Street CLO XXIV Ltd.(d)	15.14%	04/23/2037	7,500,000	6,001,125
THL Credit Wind River 2018-2 CLO Ltd.	7.05%	07/15/2030	3,031,000	765,308
THL Credit Wind River 2018-3 CLO Ltd.	12.94%	01/20/2031	3,000,000	1,364,400
Thompson Park CLO Ltd.	24.02%	04/15/2034	4,000,000	3,434,800
Unity-Peace Park CLO Ltd.(d)	19.55%	04/20/2035	4,000,000	2,920,000
Wind River 2016-1 CLO Ltd.(d)(f)(g)	N/A	07/15/2028	4,000,000	–
TOTAL COLLATERALIZED LOAN OBLIGATIONS EQUITY
(Cost $255,713,218)				229,700,311

	Coupon	Maturity Date	Principal Amount	Value
CORPORATE BONDS - 4.96%
Chemicals - 0.30%
Herens Holdco S.a.r.l., Senior Secured Bond(a)	4.75%	05/15/2028	444,000	386,498
Illuminate Buyer LLC, Senior Unsecured Bond(a)	9.00%	07/01/2028	750,000	744,359
				1,130,857
Construction & Engineering - 0.18%
Brand Industrial Services, Inc., Senior Secured Bond(a)	10.38%	08/01/2030	652,000	705,842
Diversified Consumer Services - 0.11%
Sabre GLBL, Inc., Senior Secured Bond(a)	11.25%	12/15/2027	461,000	430,920

See Notes to Financial Statements.

XAI Octagon Floating Rate & Alternative Income Trust

SCHEDULE OF INVESTMENTS

March 31, 2024 (Unaudited) (Continued)

	Coupon	Maturity Date	Principal Amount	Value
CORPORATE BONDS - 4.96%(Continued)
Diversified Telecommunication Services - 0.61%
Altice Financing S.A., Senior Secured Bond(a)	5.75%	08/15/2029	$1,197,000	$957,600
Altice France S.A., Senior Secured Bond(a)	5.50%	10/15/2029	667,000	450,225
Consolidated Communications, Inc., Senior Secured Bond(a)	5.00%	10/01/2028	1,125,000	936,562
				2,344,387
Electric Utilities - 0.25%
PG&E Corp., Senior Secured Bond	5.00%	07/01/2028	1,000,000	964,716
Electronic Equipment, Instruments & Components - 0.03%
Coherent Corp., Senior Unsecured Bond(a)	5.00%	12/15/2029	146,000	137,160
Health Care Equipment & Supplies - 0.19%
Medline Borrower, LP, Senior Secured Bond(a)	3.88%	04/01/2029	727,000	661,570
Medline Borrower, LP, Senior Unsecured Bond(a)	5.25%	10/01/2029	62,000	58,590
				720,160
Health Care Providers & Services - 0.15%
LifePoint Health, Inc., Senior Secured Bond(a)	9.88%	08/15/2030	552,000	576,230
Health Care Technology - 0.34%
AthenaHealth Group, Inc., Senior Unsecured Bond(a)	6.50%	02/15/2030	1,411,000	1,291,065
Hotels, Restaurants & Leisure - 0.53%
CEC Entertainment, LLC, Senior Secured Bond(a)	6.75%	05/01/2026	470,000	466,157
Fertitta Entertainment LLC, Senior Unsecured Bond(a)	6.75%	01/15/2030	328,000	293,744
Hilton Grand Vacations Borrower Escrow LLC, Senior Unsecured Bond(a)	5.00%	06/01/2029	529,000	493,293
Scientific Games Holdings LP, Senior Unsecured Bond(a)	6.63%	03/01/2030	205,000	197,786
SeaWorld Parks & Entertainment, Inc., Senior Unsecured Bond(a)	5.25%	08/15/2029	600,000	564,257
				2,015,237
Industrial Conglomerates - 0.38%
APi Group DE, Inc., Senior Unsecured Bond(a)	4.75%	10/15/2029	1,034,000	951,280
MajorDrive Holdings IV, LLC, Senior Unsecured Bond(a)	6.38%	06/01/2029	545,000	510,256
				1,461,536
Insurance - 0.35%
Alliant Holdings Intermediate, LLC, Senior Secured Bond(a)	4.25%	10/15/2027	750,000	706,125
Alliant Holdings Intermediate, LLC, Senior Secured Bond(a)	6.75%	04/15/2028	622,000	626,031
				1,332,156
Machinery - 0.22%
Chart Industries, Inc., Senior Secured Bond(a)	7.50%	01/01/2030	472,000	490,107
Chart Industries, Inc., Senior Unsecured Bond(a)	9.50%	01/01/2031	316,000	344,440
				834,547
Oil, Gas & Consumable Fuels - 0.03%
New Fortress Energy, Inc., Senior Secured Bond(a)	8.75%	03/15/2029	123,000	122,567
Professional Services - 0.52%
Conduent Business Services LLC, Senior Secured Bond(a)	6.00%	11/01/2029	2,176,000	1,975,482
Software - 0.27%
McAfee Corp., Senior Unsecured Bond(a)	7.38%	02/15/2030	1,102,000	1,019,488
Transportation Infrastructure - 0.50%
Uber Technologies, Inc., Senior Unsecured Bond(a)	4.50%	08/15/2029	2,000,000	1,904,520
TOTAL CORPORATE BONDS
(Cost $19,862,382)				18,966,870

	Reference Rate & Spread	Maturity Date	Principal Amount	Value
SECURED SECOND LIEN LOANS - 1.92%(b)
Aerospace & Defense - 0.53%
Amentum Government Services Holdings, LLC, Tranche 2	1M SOFR + 7.50%	02/15/2030	2,016,807	2,026,891
Air Freight & Logistics - 0.16%
Lasership, Inc. (ASP LS Acquisition Corp.), Initial	3M SOFR + 7.50%	05/07/2029	745,852	607,123
Building Products - 0.16%
Icebox Holdco III, Inc., Initial	3M SOFR + 6.75%	12/21/2029	468,750	452,344
VC GB Holdings I Corp., Initial	3M SOFR + 6.75%	07/23/2029	169,492	168,051
				620,395
Chemicals - 0.06%
CP Iris Holdco I, Inc., Initial	1M SOFR + 7.00%	10/01/2029	258,621	239,224

See Notes to Financial Statements.

XAI Octagon Floating Rate & Alternative Income Trust

SCHEDULE OF INVESTMENTS

March 31, 2024 (Unaudited) (Continued)

	Reference Rate & Spread	Maturity Date	Principal Amount	Value
SECURED SECOND LIEN LOANS - 1.92%(b)(Continued)
Commercial Services & Supplies - 0.20%
AVSC Holding Corp., Initial	1M SOFR + 7.25%	09/01/2025	$805,556	$757,891
Communications Equipment - 0.09%
Global Tel*Link Corp., TL	1M SOFR + 10.00%	11/29/2026	347,222	305,556
MLN US Holdco LLC, Term B-1	3M SOFR + 6.70%	10/18/2027	128,761	19,314
				324,870
Construction & Engineering - 0.07%
DG Investment Intermediate Holdings 2, Inc., Initial	1M SOFR + 6.75%	03/30/2029	292,804	272,583
Diversified Consumer Services - 0.03%
TruGreen LP, Initial	3M SOFR + 8.50%	11/02/2028	125,392	97,179
Diversified Financial Services - 0.06%
Nexus Buyer LLC, Initial	1M SOFR + 6.25%	11/05/2029	245,536	243,591
Electronic Equipment, Instruments & Components - 0.02%
Infinite Bidco LLC., Initial	3M SOFR + 7.00%	03/02/2029	69,869	58,748
Insurance - 0.26%
Asurion, LLC, New B-4	1M SOFR + 5.25%	01/20/2029	1,104,603	983,958
Software - 0.28%
Ascend Learning, LLC, Initial	1M SOFR + 5.75%	12/10/2029	462,963	454,717
DCert Buyer, Inc., First Amendment Refinancing	1M SOFR + 7.00%	02/19/2029	156,627	140,621
EagleView Technology Corp., TL	3M SOFR + 7.50%	08/14/2026	198,167	175,378
UKG, Inc., 2021 Incremental	3M SOFR + 5.25%	05/03/2027	49,581	49,932
WebMD Health Corp. and MH SUB I, LLC, 2021 Replacement	1M SOFR + 6.25%	02/23/2029	276,733	265,564
				1,086,212
TOTAL SECURED SECOND LIEN LOANS
(Cost $7,848,169)				7,318,665

	Reference Rate & Spread	Maturity Date	Principal Amount	Value
SENIOR SECURED FIRST LIEN LOANS - 74.24%(b)
Aerospace & Defense - 1.74%
Amentum Government Services Holdings, LLC, Tranche 3	1M SOFR + 4.00%	02/15/2029	1,383,107	1,384,836
Chromalloy Corp., Initial	1M SOFR + 3.75%	03/21/2031	1,974,521	1,966,287
Dynasty Acquisition Co., Inc., 2024 Specified Refinancing Term B-1	1M SOFR + 3.50%	08/24/2028	553,649	554,274
Dynasty Acquisition Co., Inc., 2024 Specified Refinancing Term B-2	1M SOFR + 3.50%	08/24/2028	227,995	228,253
Peraton Corp., Term B	1M SOFR + 3.75%	02/01/2028	1,326,295	1,323,815
Spirit AeroSystems, Inc., Initial	3M SOFR + 4.25%	01/15/2027	112,936	113,336
Transdigm, Inc., Tranche J	3M SOFR + 3.25%	02/28/2031	1,085,570	1,090,607
				6,661,408
Air Freight & Logistics - 0.66%
Apple Bidco, LLC, Amendment No.1	1M SOFR + 3.50%	09/22/2028	528,736	529,836
Brown Group Holding, LLC, 2022 Incremental Term Loan B-2	1M SOFR + 3.00%	07/02/2029	64,029	63,997
Lasership, Inc. (ASP LS Acquisition Corp.), 2023 Incremental	6M SOFR + 7.00%	09/29/2027	498,750	501,244
Lasership, Inc. (ASP LS Acquisition Corp.), Initial	6M SOFR + 4.50%	05/07/2028	1,554,519	1,444,925
				2,540,002
Airlines - 0.37%
United Air Lines, Inc., Class B	3M SOFR + 2.75%	02/15/2031	1,397,967	1,397,744
Auto Components - 1.46%
First Brands Group LLC, 2022-II Incremental	3M SOFR + 5.00%	03/30/2027	2,490,235	2,489,189
First Brands Group LLC, Refinanced	3M SOFR + 5.00%	03/30/2027	562,769	563,050
Garrett LX I S.a.r.l., Third Amendment Incremental	3M SOFR + 4.50%	04/30/2028	981,152	984,832
IXS Holdings, Inc., Initial	3M SOFR + 4.25%	03/05/2027	860,332	816,378
LTR Intermediate Holdings, Inc., Initial	1M SOFR + 4.50%	05/05/2028	362,637	339,367
PHINIA, Inc., Term B	1M SOFR + 4.00%	07/03/2028	373,690	373,222
				5,566,038
Automobiles - 0.86%
American Axle & Manufacturing, Inc., Term B	1M SOFR + 3.50%	12/13/2029	217,925	218,197
RVR Dealership Holdings, LLC, TL	1M SOFR + 3.75%	02/08/2028	992,143	927,158
Tenneco, Inc., Term B	3M SOFR + 5.00%	11/17/2028	1,076,970	1,011,522
Truck Hero, Inc., Incremental	1M SOFR + 5.00%	01/31/2028	173,306	172,873

See Notes to Financial Statements.

XAI Octagon Floating Rate & Alternative Income Trust

SCHEDULE OF INVESTMENTS

March 31, 2024 (Unaudited) (Continued)

	Reference Rate & Spread	Maturity Date	Principal Amount	Value
SENIOR SECURED FIRST LIEN LOANS - 74.24%(b)(Continued)
Automobiles - 0.86% (continued)
Wand NewCo 3, Inc., Initial	1M SOFR + 3.75%	01/30/2031	$970,716	$972,988
				3,302,738
Beverages - 0.20%
Triton Water Holdings, Inc., 2024 Incremental	3M SOFR + 4.00%	03/31/2028	605,363	598,178
Triton Water Holdings, Inc., Initial	3M SOFR + 3.25%	03/31/2028	153,060	151,320
				749,498
Building Products - 3.38%
AI Aqua Merger Sub, Inc., 2023 Incremental Term B(h)	1M SOFR + 2.12%	07/31/2028	854,505	858,076
AI Aqua Merger Sub, Inc., Initial Term B	1M SOFR + 3.75%	07/31/2028	1,272,737	1,274,201
Chariot Buyer LLC, Amendment No. 2	1M SOFR + 3.75%	11/03/2028	1,047,416	1,048,725
Cornerstone Building Brands, Inc., Tranche B	1M SOFR + 3.25%	04/12/2028	1,369,936	1,359,662
Foundation Building Materials, Inc., Initial	3M SOFR + 3.25%	01/31/2028	219,952	220,026
Groundworks, LLC, Initial	1M SOFR + 3.50%	03/06/2031	1,497,955	1,496,577
Icebox Holdco III, Inc., Initial	3M SOFR + 3.50%	12/22/2028	1,068,458	1,068,009
LHS Borrower, LLC, Initial	1M SOFR + 4.75%	02/16/2029	899,543	856,815
Park River Holdings, Inc., Initial	3M SOFR + 3.25%	12/28/2027	1,337,265	1,325,002
Quikrete Holdings, Inc., B-1 Term	1M SOFR + 2.50%	03/25/2031	252,017	252,123
Snap One Holdings Corp., Initial	3M SOFR + 4.50%	12/08/2028	747,011	745,144
Tamko Building Products, LLC, 2023 Specified Refinancing	3M SOFR + 3.50%	09/20/2030	892,635	891,519
VC GB Holdings I Corp., Initial	3M SOFR + 3.00%	07/21/2028	1,309,756	1,305,054
White Cap Buyer, LLC, Initial	1M SOFR + 3.75%	10/19/2027	215,386	215,946
				12,916,879
Capital Markets - 1.04%
Citadel Securities LP, 2024	1M SOFR + 2.25%	07/29/2030	2,275,123	2,272,142
Hudson River Trading LLC, Term Loan	1M SOFR + 3.00%	03/20/2028	1,703,638	1,690,861
				3,963,003
Chemicals - 3.46%
CP Iris Holdco I, Inc., Initial	1M SOFR + 3.75%	10/02/2028	228,895	228,322
Derby Buyer LLC, Initial	1M SOFR + 4.25%	11/01/2030	679,637	683,246
Discovery Purchaser Corp., Initial	3M SOFR + 4.38%	10/04/2029	1,239,660	1,237,775
Herens Holdco S.a.r.l., Facility B	3M SOFR + 3.92%	07/03/2028	1,581,600	1,485,265
Hexion Holdings Corp., Initial	3M SOFR + 4.50%	03/15/2029	1,830,090	1,799,052
Ineos Finance LLC, 2027-II	1M SOFR + 3.75%	11/08/2027	237,990	238,076
Ineos Finance LLC, 2030	1M SOFR + 3.50%	02/18/2030	637,298	636,386
Ineos Quattro Holdings UK Ltd., 2029 Tranche B TL	1M SOFR + 4.25%	04/02/2029	661,761	658,869
Ineos US Finance LLC, 2031 Dollar TL	1M SOFR + 3.75%	01/31/2031	1,091,092	1,091,998
LSF11 A5 HoldCo LLC, TL	1M SOFR + 3.50%	10/15/2028	268,698	268,563
Lummus Technology Holdings V LLC, 2024 Term B	1M SOFR + 3.50%	12/31/2029	2,020,672	2,021,946
Nouryon USA LLC, 2023	1M SOFR + 4.00%	04/03/2028	393,646	394,631
Nouryon USA LLC, 2023 Refinance	3M SOFR + 4.00%	04/03/2028	274,919	275,331
Olympus Water US Holding Corp., Initial	3M SOFR + 3.75%	11/09/2028	341,532	341,446
Olympus Water US Holding Corp., Term B-4	3M SOFR + 4.25%	11/09/2028	327,581	328,197
PMHC II, Inc., Initial	3M SOFR + 4.25%	04/23/2029	1,424,802	1,408,773
Windsor Holdings III, LLC, 2024 Refinancing Term B	1M SOFR + 4.00%	08/01/2030	108,287	108,490
				13,206,366
Commercial Services & Supplies - 2.00%
Allied Universal Holdco LLC, Amendment No. 3	1M SOFR + 4.75%	05/12/2028	1,594,263	1,597,387
Ankura Consulting Group LLC, 2024 Repricing Term Facility	3M SOFR + 4.25%	03/17/2028	174,779	174,924
Belfor USA Group, Inc., Initial Tranche B-1 Term Loan	1M SOFR + 3.75%	11/01/2030	1,298,908	1,303,779
Garda World Security Corp., Fourth Additional	3M SOFR + 4.25%	02/01/2029	935,445	936,034
Genuine Financial Holdings, LLC, 2023 Incremental	1M SOFR + 4.00%	09/27/2030	1,660,583	1,647,299
The Action Environmental Group, Inc., Initial	3M SOFR + 4.50%	10/24/2030	777,364	777,364
Viad Corp., Initial	1M SOFR + 5.00%	07/30/2028	1,200,000	1,200,000
				7,636,787
Communications Equipment - 0.49%
Casa Systems, Inc., Superpriority	6M SOFR + 6.50%	12/20/2027	746,304	447,783
Global Tel*Link Corp., TL	3M SOFR + 4.25%	11/29/2025	439,672	426,939
Gogo Intermediate Holdings LLC, Initial	1M SOFR + 3.75%	04/30/2028	997,013	994,800
				1,869,522

See Notes to Financial Statements.

XAI Octagon Floating Rate & Alternative Income Trust

SCHEDULE OF INVESTMENTS

March 31, 2024 (Unaudited) (Continued)

	Reference Rate & Spread	Maturity Date	Principal Amount	Value
SENIOR SECURED FIRST LIEN LOANS - 74.24%(b)(Continued)
Construction & Engineering - 1.47%
Brand Industrial Services, Inc., Tranche B	3M SOFR + 5.50%	08/01/2030	$1,704,135	$1,709,912
DG Investment Intermediate Holdings 2, Inc., Closing Date Initial	1M SOFR + 3.75%	03/31/2028	83,987	83,792
DG Investment Intermediate Holdings 2, Inc., Incremental	1M SOFR + 4.75%	03/31/2028	2,109,635	2,109,635
TRC Companies LLC, Initial	1M SOFR + 3.75%	12/08/2028	1,730,987	1,725,119
				5,628,458

Construction Materials - 0.15%
Mativ Holdings, Inc., Term B	1M SOFR + 3.75%	04/20/2028	215,457	215,097
Smyrna Ready Mix Concrete, LLC, 2023 Term Loan	1M SOFR + 3.50%	04/02/2029	362,688	364,502
				579,599

Containers & Packaging - 2.13%
Clydesdale Acquisition Holdings, Inc., Term B	1M SOFR + 3.68%	04/13/2029	3,261,277	3,264,407
LABL, Inc., Initial	1M SOFR + 5.00%	10/29/2028	950,011	928,741
Pelican Products, Inc., Initial	3M SOFR + 4.25%	12/29/2028	480,213	443,995
Proampac PG Borrower LLC, 2023-1	3M SOFR + 4.50%	09/15/2028	923,380	923,842
RLG Holdings, LLC, Closing Date Initial	1M SOFR + 4.25%	07/07/2028	1,635,720	1,615,961
Sabert Corp., 2023 Refinancing	1M SOFR + 3.75%	12/10/2026	954,711	956,697
				8,133,643

Distributors - 0.95%
American Tire Distributors, Inc., Initial	3M SOFR + 6.25%	10/20/2028	445,166	383,400
Aramsco Parent, Inc., Closing Date Initial	3M SOFR + 4.75%	10/10/2030	695,140	696,301
BCPE Empire Holdings, Inc., Amendment No. 5 Refinancing	1M SOFR + 4.00%	12/11/2028	2,561,822	2,562,949
				3,642,650

Diversified Consumer Services - 3.08%
Central Parent, Inc., 2023 Refinancing	3M SOFR + 4.00%	07/06/2029	1,147,671	1,150,690
EP Purchaser, LLC, 2023 Incremental	3M SOFR + 4.50%	11/06/2028	316,826	314,054
KUEHG Corp., Initial	3M SOFR + 5.00%	06/12/2030	705,582	706,867
Learning Care Group US No. 2, Inc., Initial	3M SOFR + 4.75%	08/11/2028	1,695,677	1,695,321
LifeMiles Ltd., Initial	3M SOFR + 5.25%	08/30/2026	63,180	63,088
Sabre GLBL, Inc., 2021 Term B-1	1M SOFR + 3.50%	12/17/2027	177,993	149,895
Sabre GLBL, Inc., 2021 Term B-2	1M SOFR + 3.50%	12/17/2027	278,853	234,833
Sabre GLBL, Inc., 2022 Term B	1M SOFR + 4.25%	06/30/2028	62,206	53,134
Sabre GLBL, Inc., 2022 Term B-2	1M SOFR + 5.00%	06/30/2028	58,182	50,448
Spin Holdco, Inc., Initial	3M SOFR + 4.00%	03/04/2028	2,150,746	1,983,719
Staples, Inc., 2019 Refinancing B-1	1M LIBOR + 5.00%	04/16/2026	845,614	836,194
Stubhub Holdings, Inc., Extended Term B	1M SOFR + 4.75%	03/12/2030	1,300,229	1,299,683
The Knot Worldwide, Inc., Amendment No. 4	1M SOFR + 4.50%	01/31/2028	1,095,792	1,093,053
TruGreen LP, Second Refinancing	1M SOFR + 4.00%	11/02/2027	177,777	172,703
WestJet Loyalty LP, Initial	3M SOFR + 3.75%	02/14/2031	1,978,921	1,977,278
				11,780,960

Diversified Financial Services - 4.29%
Ascensus Holdings, Inc., Initial	1M SOFR + 3.50%	08/02/2028	1,491,330	1,483,874
Blackhawk Network Holdings, Inc., Term B-1	3M SOFR + 5.00%	02/27/2029	2,316,547	2,317,984
Citco Funding LLC, Additional 2023 Term B	3M SOFR + 3.25%	04/27/2028	783,988	784,725
CoreLogic, Inc., Initial	1M SOFR + 3.50%	06/02/2028	2,982,214	2,909,716
First Eagle Holdings, Inc., Refinancing TL	3M SOFR + 3.00%	02/22/2029	1,289,099	1,274,597
Galaxy US Opco, Inc., Initial	3M SOFR + 4.75%	04/29/2029	609,252	549,850
GTCR W Merger Sub LLC, Initial	3M SOFR + 3.00%	01/31/2031	2,571,098	2,578,066
Hightower Holding, LLC, Initial	3M SOFR + 4.00%	04/21/2028	1,346,268	1,346,268
Nexus Buyer LLC, Initial	1M SOFR + 3.75%	11/09/2026	341,611	340,392
Nexus Buyer, LLC, Amendment No. 5	1M SOFR + 4.50%	12/13/2028	2,610,414	2,586,763
VeriFone Systems, Inc., TL	3M SOFR + 4.00%	08/20/2025	249,803	220,388
				16,392,623

Diversified Telecommunication Services - 3.76%
Altice Financing S.A., Term B	3M SOFR + 5.00%	10/31/2027	1,286,184	1,202,582
Altice France S.A., Term B-14 Refinancing	3M SOFR + 5.50%	08/15/2028	2,567,500	2,029,942
Consolidated Communications, Inc., Term B-1	1M SOFR + 3.50%	10/02/2027	545,558	516,578
Directv Financing, LLC, Closing Date	3M SOFR + 5.00%	08/02/2027	925,553	925,942
LCPR Loan Financing LLC, 2021 Additional	1M SOFR + 3.75%	10/16/2028	122,484	120,647
Sorenson Communications, LLC, Initial	1M SOFR + 5.50%	03/17/2026	153,077	155,373
Syniverse Holdings, LLC, Initial	3M SOFR + 7.00%	05/13/2027	424,094	402,715

See Notes to Financial Statements.

XAI Octagon Floating Rate & Alternative Income Trust

SCHEDULE OF INVESTMENTS

March 31, 2024 (Unaudited) (Continued)

	Reference Rate & Spread	Maturity Date	Principal Amount	Value
SENIOR SECURED FIRST LIEN LOANS - 74.24%(b)(Continued)
Diversified Telecommunication Services - 3.76% (continued)
Viasat, Inc., Incremental	1M SOFR + 4.50%	05/30/2030	1,160,258	$1,123,130
Viasat, Inc., Initial	1M SOFR + 4.50%	03/02/2029	587,907	568,189
Virgin Media Bristol LLC, Facility Y	3M SOFR + 3.25%	03/31/2031	2,109,170	2,073,778
WideOpenWest Finance LLC, Term B	3M SOFR + 3.00%	12/20/2028	1,488,579	1,293,828
Windstream Services II, LLC, Initial	1M SOFR + 6.25%	09/21/2027	1,415,041	1,377,599
Xplornet Communications, Inc., Refinancing	3M SOFR + 4.00%	10/02/2028	138,150	62,535
Zacapa S.a.r.l., Initial	3M SOFR + 4.00%	03/22/2029	2,502,734	2,501,682
				14,354,520

Electric Utilities - 0.31%
Talen Energy Supply, LLC, Initial Term B	3M SOFR + 4.50%	05/17/2030	777,816	780,181
Talen Energy Supply, LLC, Initial Term C	3M SOFR + 4.50%	05/17/2030	419,880	421,157
				1,201,338

Electrical Equipment - 0.23%
Energy Acquisition Co., Inc., Initial	1M SOFR + 4.25%	06/26/2025	699,962	698,212
Energy Acquisition Co., Inc., Tranche B, 7.50%(i)	N/A	06/26/2025	181,416	177,788
				876,000

Electronic Equipment, Instruments & Components - 0.20%
Mavenir Systems, Inc., Initial	3M SOFR + 4.75%	08/18/2028	480,189	336,934
Natel Engineering Co., Inc., Initial	1M SOFR + 6.25%	04/30/2026	498,285	438,241
				775,175

Energy Equipment & Services - 0.05%
Lealand Finance Co. B.V., Make-Whole Term Facility	1M SOFR + 3.00%	06/28/2024	8,469	4,234
Lealand Finance Co. B.V., Take-Back Term Facility	3M SOFR + 3.00%	06/30/2025	9,080	3,518
WaterBridge Midstream Operating LLC, Initial	3M SOFR + 5.75%	06/22/2026	169,916	169,969
				177,721

Food & Staples Retailing - 0.22%
Upbound Group, Inc., Initial	6M SOFR + 3.25%	02/17/2028	835,600	834,205

Food Products - 0.10%
Pacific Bells, LLC, Initial	3M SOFR + 4.50%	11/10/2028	358,724	355,944
Whole Earth Brands, Inc., TL	3M SOFR + 4.50%	02/05/2028	32,412	32,280
				388,224

Gas Utilities - 0.37%
Prairie Acquiror LP, Initial Term B-2	1M SOFR + 4.75%	02/22/2029	1,400,048	1,393,804

Health Care Equipment & Supplies - 1.72%
Auris Luxembourg III S.a.r.l., Facility B4	1M SOFR + 4.25%	02/27/2029	952,554	953,745
Bausch & Lomb Corp., Initial	1M SOFR + 3.25%	05/10/2027	2,163,282	2,135,160
Bausch & Lomb Corp., TL	1M SOFR + 4.00%	09/29/2028	1,385,893	1,383,301
Curium Bidco S.a.r.l, Additional Term Facility	3M SOFR + 4.50%	07/31/2029	1,231,402	1,236,020
Sotera Health Holdings, LLC, Initial Incremental	1M SOFR + 3.75%	12/11/2026	448,778	446,816
Zest Acquisition Corp., Term B-1	1M SOFR + 5.50%	02/08/2028	438,922	435,630
				6,590,672

Health Care Providers & Services - 3.89%
Accelerated Health Systems, LLC, Initial Term B	3M SOFR + 4.25%	02/15/2029	195,852	145,338
AEA International Holdings, New TL	3M SOFR + 3.50%	09/07/2028	212,357	212,623
Azalea Topco, Inc., Initial	1M SOFR + 3.50%	07/24/2026	1,492,208	1,482,568
Cambrex Corp., Tranche B-2	1M SOFR + 3.50%	12/04/2026	248,322	241,493
Charlotte Buyer, Inc., Initial Term B Loans	1M SOFR + 5.25%	02/11/2028	230,667	231,218
Cotiviti, Inc., Floating Rate TL	1M SOFR + 3.25%	02/21/2031	1,219,466	1,217,429
Covetrus, Inc., Initial	3M SOFR + 5.00%	10/13/2029	1,737,874	1,738,604
Eyecare Partners, LLC, Amendment No. 1	3M SOFR + 3.75%	11/15/2028	950,562	493,341
Global Medical Response, Inc., 2017-2 Incremental	3M SOFR + 4.25%	03/14/2025	513,366	477,539
Global Medical Response, Inc., 2020 Refinancing	3M SOFR + 4.25%	10/02/2025	1,105,935	1,029,217
Hunter US Bidco, Inc., Initial	3M SOFR + 4.25%	08/19/2028	474,011	472,826
Midwest Veterinary Partners, LLC, Initial	1M SOFR + 4.00%	04/27/2028	1,402,015	1,399,394
Pathway Vet Alliance LLC, 2021 Replacement	1M SOFR + 3.75%	03/31/2027	293,498	256,567
Phoenix Guarantor, Inc., Tranche B-4	1M SOFR + 3.25%	02/14/2031	1,500,267	1,479,849
Phoenix Newco, Inc., Initial	1M SOFR + 3.25%	11/15/2028	568,465	569,556
Sharp Services LLC, Initial	3M SOFR + 4.00%	12/31/2028	479,873	478,975
Sharp Services LLC, Tranche B	3M SOFR + 4.50%	12/31/2028	194,330	194,210

See Notes to Financial Statements.

XAI Octagon Floating Rate & Alternative Income Trust

SCHEDULE OF INVESTMENTS

March 31, 2024 (Unaudited) (Continued)

	Reference Rate & Spread	Maturity Date	Principal Amount	Value
SENIOR SECURED FIRST LIEN LOANS - 74.24%(b)(Continued)
Health Care Providers & Services - 3.89% (continued)
Southern Veterinary Partners, LLC, Initial	1M SOFR + 4.00%	10/05/2027	$946,991	$946,517
Summit Behavioral Healthcare, LLC, Initial	3M SOFR + 4.75%	11/24/2028	1,271,702	1,271,702
WCG Intermediate Corp., Initial	1M SOFR + 4.00%	01/08/2027	528,672	528,545
				14,867,511

Health Care Technology - 2.21%
AthenaHealth Group, Inc., Initial	1M SOFR + 3.25%	02/15/2029	3,361,302	3,325,067
Gainwell Acquisition Corp., Term B	3M SOFR + 4.00%	10/01/2027	2,480,769	2,367,894
R1 RCM Holdco, Inc., Initial Term B	3M SOFR + 3.00%	06/21/2029	645,581	646,995
TTF Holdings, LLC, Initial	1M SOFR + 4.00%	03/31/2028	717,439	717,439
Waystar Technologies, Inc., New Initial	1M SOFR + 4.00%	10/22/2029	1,391,160	1,393,247
				8,450,642

Hotels, Restaurants & Leisure - 4.88%
19th Holdings Golf, LLC, Initial	1M SOFR + 3.25%	02/07/2029	2,166,980	2,111,462
Aimbridge Acquisition Co., Inc., Incremental	1M SOFR + 4.75%	02/02/2026	243,692	238,209
Alterra Mountain Co., Additional TL	1M SOFR + 3.75%	05/31/2030	162,201	162,809
Alterra Mountain Co., Term B-3	1M SOFR + 3.75%	05/31/2030	233,257	234,132
Arcis Golf, LLC, Amendment No. 2	1M SOFR + 3.75%	11/24/2028	567,054	568,001
BCPE Grill Parent, Inc., Initial	3M SOFR + 4.75%	09/30/2030	1,037,868	1,028,787
Carnival Corp., 2021 Incremental Term B Advance	1M SOFR + 3.25%	10/18/2028	492,443	492,547
Dave & Buster's, Inc., 2024 Refinancing Term B	1M SOFR + 3.25%	06/29/2029	580,165	580,362
Entain PLC, Facility B2	3M SOFR + 3.50%	10/31/2029	657,754	660,082
Fertitta Entertainment, LLC, Initial B TL	1M SOFR + 3.75%	01/29/2029	210,774	211,191
Fitness International, LLC, Term B	1M SOFR + 5.25%	02/05/2029	987,195	972,387
Kingpin Intermediate Holdings LLC, Amendment No. 8	1M SOFR + 3.50%	02/08/2028	603,033	601,526
Marriott Ownership Resorts, Inc., 2024 Incremental TL	1M SOFR + 2.25%	03/14/2031	2,344,567	2,332,844
MIC Glen LLC, Incremental	1M SOFR + 4.25%	07/21/2028	386,268	386,913
Motion Finco, LLC, Facility B3	3M SOFR + 3.50%	11/12/2029	2,561,047	2,555,285
Ontario Gaming GTA LP, Term B	3M SOFR + 4.25%	08/01/2030	1,058,074	1,061,291
Playa Hotels & Resorts B.V., TLB, 2022	1M SOFR + 3.25%	01/05/2029	1,623,323	1,627,040
Tacala, LLC, Initial	1M SOFR + 4.00%	01/31/2031	208,195	208,130
Topgolf Callaway Brands Corp., Initial	1M SOFR + 3.00%	03/15/2030	438,954	439,046
Travel + Leisure Co., 2023 Incremental	1M SOFR + 3.25%	12/14/2029	756,772	757,907
United PF Holdings, LLC, Initial	3M SOFR + 8.50%	12/30/2026	347,400	321,345
United PF Holdings, LLC, Initial	3M SOFR + 4.00%	12/30/2026	499,135	440,072
Whatabrands LLC, Initial Term B	1M SOFR + 3.25%	08/03/2028	665,720	665,687
				18,657,055

Household Durables - 1.57%
Conair Holdings LLC, Initial	1M SOFR + 3.75%	05/17/2028	1,335,645	1,321,460
HomeServe USA Holding Corp., Initial Term B	1M SOFR + 3.00%	10/21/2030	710,225	711,823
Hunter Douglas, Inc., Tranche B-1	3M SOFR + 3.50%	02/26/2029	2,493,856	2,460,738
Mattress Firm, Inc., TL	3M SOFR + 4.25%	09/25/2028	583,625	584,063
TGP Holdings III LLC, Closing Date	1M SOFR + 3.25%	06/29/2028	386,917	365,474
Weber-Stephen Products LLC, 2022 Incremental	1M SOFR + 4.25%	10/30/2027	134,635	124,201
Weber-Stephen Products LLC, Initial Term B	1M SOFR + 3.25%	10/30/2027	486,178	448,198
				6,015,957

Household Products - 0.11%
American Greetings Corp., Initial	1M SOFR + 6.00%	04/06/2028	426,035	426,248

Independent Power/Renewable Electricity Producers - 0.20%
Generation Bridge Northeast LLC, Term B	1M SOFR + 4.25%	08/22/2029	763,066	762,830

Industrial Conglomerates - 1.71%
CD&R Hydra Buyer, Inc., Initial	3M SOFR + 4.00%	03/14/2031	749,747	751,156
MajorDrive Holdings IV, LLC, 2022 Incremental	3M SOFR + 5.50%	06/01/2029	291,520	292,126
MajorDrive Holdings IV, LLC, Initial	3M SOFR + 4.00%	06/01/2028	248,997	249,246
SPX Flow, Inc., TL	1M SOFR + 4.50%	04/05/2029	2,183,651	2,191,163
Star US Bidco LLC, Initial	1M SOFR + 4.25%	03/17/2027	1,138,302	1,141,501
TK Elevator Midco GmbH, Facility B2	1M SOFR + 3.50%	04/30/2030	1,921,419	1,927,030
				6,552,222

See Notes to Financial Statements.

XAI Octagon Floating Rate & Alternative Income Trust

SCHEDULE OF INVESTMENTS

March 31, 2024 (Unaudited) (Continued)

	Reference Rate & Spread	Maturity Date	Principal Amount	Value
SENIOR SECURED FIRST LIEN LOANS - 74.24%(b)(Continued)
Insurance - 4.23%
Acrisure LLC, B-5 2023 Refiancing	1M SOFR + 4.50%	11/06/2030	$681,488	$683,192
Acrisure, LLC, B-3 2021-2 Additional	1M LIBOR + 4.25%	02/15/2027	289,749	290,111
Alliant Holdings Intermediate, LLC, Term B-6	1M SOFR + 3.50%	11/06/2030	24,538	24,625
AssuredPartners, Inc., 2024	3M SOFR + 3.50%	02/08/2031	156,957	157,105
AssuredPartners, Inc., Incremental	1M SOFR + 3.50%	02/12/2027	1,024,824	1,025,592
Asurion, LLC, New B-10	1M SOFR + 4.00%	08/19/2028	475,584	457,055
Asurion, LLC, New B-9	1M SOFR + 3.25%	07/31/2027	1,291,540	1,238,729
Baldwin Risk Partners, LLC, Term B-1	1M SOFR + 3.50%	10/14/2027	1,496,154	1,491,785
BroadStreet Partners, Inc., Incremental Term B-3	1M SOFR + 3.75%	01/27/2029	1,662,791	1,666,117
HIG Finance 2 Ltd., 2024 Dollar TL	1M SOFR + 3.50%	02/15/2031	3,039,556	3,039,829
Hub International Ltd., 2024 Incremental	3M SOFR + 3.25%	06/20/2030	324,943	325,002
Hyperion Refinance S.a.r.l., 2023	1M SOFR + 4.00%	04/18/2030	1,731,673	1,737,093
OneDigital Borrower LLC, 2021 Refinancing	1M SOFR + 4.25%	11/16/2027	2,245,471	2,242,664
Truist Insurance Holdings, LLC, Initial	1M SOFR + 3.25%	03/24/2031	1,793,477	1,790,482
				16,169,381
Internet and Catalog Retail - 0.19%
Shutterfly Finance, LLC, Exchanged Term B	3M SOFR + 1.00%	10/01/2027	606,244	475,901
Titan US Finco, LLC, Initial	3M SOFR + 4.00%	10/18/2028	265,136	264,640
				740,541
IT Services - 1.00%
Ahead DB Holdings, LLC, 2024 Incremental	3M SOFR + 4.25%	02/01/2031	963,088	965,650
Avaya, Inc., Exit	1M SOFR + 7.00%	08/01/2028	125	111
Constant Contact, Inc., Initial	3M SOFR + 4.00%	02/10/2028	1,649,264	1,599,489
iSolved, Inc., Closing Date	6M SOFR + 4.00%	10/14/2030	519,662	521,938
Newfold Digital Holdings Group, Inc., Initial	6M SOFR + 3.50%	02/10/2028	764,526	743,502
				3,830,690
Life Sciences Tools & Services - 0.26%
Catalent Pharma Solutions, Inc., Term B-4	1M SOFR + 3.00%	02/22/2028	980,826	982,052
Machinery - 1.72%
Chart Industries, Inc., Amendment No. 5	1M SOFR + 3.25%	03/15/2030	639,250	640,049
Crosby US Acquisition Corp., Amendment No. 3 Replacement	1M SOFR + 4.00%	08/12/2029	732,602	736,111
Element Materials Technology Group US Holdings, Inc., Delayed Draw Term B Facility	3M SOFR + 4.25%	07/06/2029	318,759	318,625
Element Materials Technology Group US Holdings, Inc., Initial Term B	3M SOFR + 4.25%	07/06/2029	690,644	690,354
Emrld Borrower LP, Initial Term B	3M SOFR + 2.50%	05/31/2030	1,474,117	1,472,643
Indicor, LLC, Tranche B Dollar Term Loan	3M SOFR + 4.00%	11/22/2029	1,435,371	1,443,151
Pro Mach Group, Inc., Closing Date Initial	1M SOFR + 3.75%	08/31/2028	1,271,829	1,275,580
				6,576,513
Media - 1.15%
AppLovin Corp., Initial	1M SOFR + 2.50%	08/16/2030	1,443,078	1,441,274
Aragorn Parent Corp., 2023 Replacement	1M SOFR + 4.25%	12/15/2028	929,960	931,708
Castle US Holding Corp., Initial	3M SOFR + 3.75%	01/29/2027	827,032	580,403
Cumulus Media New Holdings, Inc., Initial	1M SOFR + 3.75%	03/31/2026	699,859	447,909
United Talent Agency, LLC, Term B	1M SOFR + 4.00%	07/07/2028	997,200	997,200
				4,398,494
Metals & Mining - 0.10%
Zekelman Industries, Inc., 2024 TL	1M SOFR + 2.25%	01/24/2031	365,705	365,756
Oil, Gas & Consumable Fuels - 2.34%
Bangl, LLC, Initial	3M SOFR + 4.50%	02/01/2029	1,925,806	1,934,839
BCP Renaissance Parent LLC, Incremental Initial Term B-4	3M SOFR + 3.50%	10/31/2028	1,167,773	1,170,330
BIP PipeCo Holdings, LLC, Initial	3M SOFR + 3.25%	12/06/2030	603,117	603,497
Brazos Delaware II, LLC, Initial	1M SOFR + 3.75%	02/11/2030	1,315,625	1,318,296
CQP Holdco LP, Refinancing	3M SOFR + 3.00%	12/31/2030	55,559	55,717
Fleet U.S. Bidco, Inc., Facility B	1M SOFR + 3.25%	02/21/2031	830,399	830,399
New Fortress Energy, Inc., Initial	3M SOFR + 5.00%	10/30/2028	1,303,174	1,306,432
Par Petroleum, LLC, Initial	3M SOFR + 4.25%	02/28/2030	1,149,804	1,150,160
Permian Production Partners, LLC, Initial	1M SOFR + 2.00%	11/24/2025	35,501	34,258
Rosen Group, Initial	1M SOFR + 3.50%	02/24/2031	519,813	520,463
				8,924,391

See Notes to Financial Statements.

XAI Octagon Floating Rate & Alternative Income Trust

SCHEDULE OF INVESTMENTS

March 31, 2024 (Unaudited) (Continued)

	Reference Rate & Spread	Maturity Date	Principal Amount	Value
SENIOR SECURED FIRST LIEN LOANS - 74.24%(b)(Continued)
Paper & Forest Products - 0.04%
Canister International Group, Inc., Amendment No. 4 TL	1M SOFR + 4.00%	03/13/2029	$144,129	$144,309
Personal Products - 0.43%
CNT Holdings I Corp., Initial Term B	3M SOFR + 3.50%	11/08/2027	923,698	924,853
KDC US Holdings, Inc., Dollar Tranche Term Loan	1M SOFR + 5.00%	08/15/2028	721,427	722,214
				1,647,067
Pharmaceuticals - 1.00%
Alvogen Pharma US, Inc., New Extended Loans	3M SOFR + 7.50%	06/30/2025	1,475,789	1,313,452
Amneal Pharmaceuticals LLC, Initial	1M SOFR + 5.50%	05/04/2028	2,280,435	2,274,027
Fortrea Holdings, Inc., Initial Term B	1M SOFR + 3.75%	07/01/2030	242,869	243,476
				3,830,955
Professional Services - 2.91%
AQ Carver Buyer, Inc., 2023 Refinancing	6M SOFR + 5.50%	08/02/2029	1,244,666	1,245,910
Conduent Business Services, LLC, Initial Term B	1M SOFR + 4.25%	10/16/2028	205,025	204,426
Eisner Advisory Group, LLC, February 2024 Incremental	3M SOFR + 4.00%	02/21/2031	960,632	963,034
Equiniti Group PLC, Initial	6M SOFR + 4.50%	12/11/2028	329,105	329,928
Indy US Holdco, LLC, 2023 Incremental	1M SOFR + 6.25%	03/06/2028	1,902,838	1,889,156
Omnia Partners, LLC, Initial	3M SOFR + 3.75%	07/25/2030	1,886,756	1,894,171
Ryan, LLC, Initial	1M SOFR + 4.50%	11/14/2030	1,522,631	1,529,300
UST Global, Inc., Initial	1M SOFR + 3.50%	11/20/2028	557,788	554,653
Vaco Holdings, LLC, Initial	6M SOFR + 5.00%	01/21/2029	956,505	944,310
Wood Mackenzie, TL	3M SOFR + 3.50%	01/31/2031	1,575,505	1,580,231
				11,135,119
Real Estate Investment Trusts (REITs) - 0.12%
Starwood Property Mortgage, L.L.C., Initial	1M SOFR + 3.25%	11/18/2027	472,162	471,572

Real Estate Management & Development - 0.67%
BIFM CA Buyer, Inc., 2024	1M SOFR + 4.25%	05/31/2028	575,470	577,628
Cushman & Wakefield US Borrower LLC, 2023 Refinancing	1M SOFR + 4.00%	01/31/2030	398,133	398,630
Forest City Enterprises, L.P., Replacement	1M SOFR + 3.50%	12/08/2025	1,068,045	1,018,349
Greystar Real Estate Partners, LLC, Replacement Term B-1	1M SOFR + 3.25%	08/21/2030	547,677	547,677
				2,542,284
Road & Rail - 0.43%
Clue Opco LLC, Term B Loans	1M SOFR + 4.50%	12/19/2030	1,667,616	1,641,768

Semiconductors & Semiconductor Equipment - 0.33%
MKS Instruments, Inc., 2023-1 Term B	1M SOFR + 2.50%	08/17/2029	1,261,210	1,260,428
Software - 5.47%
Apex Group Treasury LLC, 2022 Incremental	3M SOFR + 5.00%	07/27/2028	75,073	75,261
Apex Group Treasury LLC, TL	3M SOFR + 3.75%	07/27/2028	1,013,990	1,011,881
Ascend Learning, LLC, Initial	1M SOFR + 3.50%	12/11/2028	559,947	556,240
Astra Acquisition Corp., Term B	3M SOFR + 5.25%	10/25/2028	201,340	80,536
Cardinal Parent, Inc., Initial	3M SOFR + 4.50%	11/12/2027	234,789	220,701
CommerceHub, Inc., Initial	3M SOFR + 4.00%	12/29/2027	806,631	779,237
Conservice Midco, LLC, Initial	1M SOFR + 4.00%	05/13/2027	1,353,720	1,356,698
Cornerstone OnDemand, Inc., Initial	1M SOFR + 3.75%	10/16/2028	627,501	614,430
CT Technologies Intermediate Holdings, Inc., New	1M SOFR + 4.25%	12/16/2025	256,008	255,048
EagleView Technology Corp., Initial	3M SOFR + 3.50%	08/14/2025	779,667	754,468
Fiserv Investment Solutions, Inc., Initial	3M SOFR + 4.00%	02/18/2027	430,789	410,460
Flexera Software, LLC, Term B-1	1M SOFR + 3.75%	03/03/2028	650,106	651,166
Genesys Cloud Services, Inc., 2024 Incremental	1M SOFR + 3.75%	12/01/2027	389,652	390,872
Greeneden U.S. Holdings I, LLC, 2024 Incremental No. 2 TL	1M SOFR + 3.50%	12/01/2027	1,404,799	1,407,440
Idera, Inc., Initial	3M SOFR + 3.75%	03/02/2028	192,966	191,931
Magenta Buyer LLC, Initial	3M SOFR + 5.00%	07/27/2028	1,626,412	956,428
McAfee Corp., Tranche B-1	1M SOFR + 3.75%	03/01/2029	2,883,354	2,880,269
Mosel Bidco SE, Facility B	3M SOFR + 4.75%	09/16/2030	402,724	403,227
Planview Parent, Inc., Closing Date	3M SOFR + 4.00%	12/17/2027	1,228,035	1,223,835
Plusgrade, Inc., Initial	3M SOFR + 4.50%	01/29/2031	686,970	686,970
Quartz AcquireCo, LLC, TL	3M SOFR + 3.50%	06/28/2030	1,994,987	1,997,481
Skillsoft Finance II, Inc., Initial	1M SOFR + 5.25%	07/14/2028	352,522	313,745
UKG, Inc., 2024 Refinancing	3M SOFR + 3.50%	01/30/2031	769,922	773,579
Upland Software, Inc., Initial	1M SOFR + 3.75%	08/06/2026	890,185	844,287

See Notes to Financial Statements.

XAI Octagon Floating Rate & Alternative Income Trust

SCHEDULE OF INVESTMENTS

March 31, 2024 (Unaudited) (Continued)

	Reference Rate & Spread	Maturity Date	Principal Amount	Value
SENIOR SECURED FIRST LIEN LOANS - 74.24%(b)(Continued)
Software - 5.47% (continued)
WebMD Health Corp. and MH SUB I, LLC, 2023	1M SOFR + 4.25%	05/03/2028	$2,066,918	$2,052,347
				20,888,537
Specialty Retail - 0.87%
Fender Musical Instruments Corp., Initial	1M SOFR + 4.00%	12/01/2028	199,354	195,533
Franchise Group, Inc., Initial	6M SOFR + 4.75%	03/10/2026	1,116,957	995,488
Franchise Group, Inc., Third Amendment	6M SOFR + 4.75%	03/10/2026	342,903	306,898
Great Outdoors Group, LLC, Term B-2 Loans	1M SOFR + 3.75%	03/06/2028	984,685	984,547
Jo-Ann Stores, LLC, Term B-1(j)	3M SOFR + 4.75%	07/07/2028	1,101,381	6,884
Needle Holdings LLC, Tranche A DIP	3M SOFR + 9.50%	05/17/2024	423,383	423,383
Rising Tide Holdings, Inc., 2023	3M SOFR + 7.00%	04/11/2024	90,059	79,702
Sweetwater Borrower, LLC, Initial	1M SOFR + 4.25%	08/07/2028	160,648	160,848
Torrid LLC, Closing Date	3M SOFR + 5.50%	06/14/2028	181,089	152,455
				3,305,738
Textiles, Apparel & Luxury Goods - 1.32%
ABG Intermediate Holdings 2 LLC, Tranche Term B-1	1M SOFR + 3.50%	12/21/2028	3,366,679	3,377,418
Amer Sports Co., Initial	3M SOFR + 3.25%	02/07/2031	587,714	587,714
Champ Acquisition Corp., Initial	3M SOFR + 5.50%	12/19/2025	426,201	426,734
Elevate Textiles, Inc., First Out	3M SOFR + 8.50%	09/30/2027	243,845	241,406
Elevate Textiles, Inc., Last Out	3M SOFR + 5.50%	09/30/2027	553,878	401,102
				5,034,374
Wireless Telecommunication Services - 0.40%
LSF9 Atlantis Holdings, LLC, Closing Date	1M SOFR + 6.50%	03/31/2029	1,511,168	1,519,676
TOTAL SENIOR SECURED FIRST LIEN LOANS
(Cost $286,578,333)				283,701,687

	Shares	Value
COMMON STOCKS - 0.08%(g)
Carestream Health, Inc.	873	262
CEC Brands, LLC	10,454	188,172
Elevate Textiles, Inc.	20,088	65,286
Marine One Holdco, LLC	6,326	29,258
New Constellis Holdings, Inc.	6,795	2,208
Permian Production Partners	18,995	12,347
TOTAL COMMON STOCKS
(Cost $165,550)		297,533

	Subscription Price	Expiration Date	Shares	Value
RIGHTS - 0.00%
Casa Systems, Inc.(d)(g)	$0.01	N/A	59,949	–
TOTAL RIGHTS
(Cost $—)				–

See Notes to Financial Statements.

XAI Octagon Floating Rate & Alternative Income Trust

SCHEDULE OF INVESTMENTS

March 31, 2024 (Unaudited) (Continued)

	Shares	Value
MONEY MARKET MUTUAL FUNDS - 2.38%
Invesco Short Term Investments Trust Treasury Portfolio, Institutional Class, 0.05% (7-day yield)	9,098,324	9,098,324
TOTAL MONEY MARKET MUTUAL FUNDS
(Cost $9,098,324)		9,098,324

TOTAL INVESTMENTS - 169.73%
(Cost $677,671,605)		648,566,064

Liabilities in Excess of Other Assets - (8.20)%		(31,324,768)
Preferred Shares (Net of $3,827,884 Deferred Financing Costs) - (17.29)%		(66,072,115)
Leverage Facility (Net of $6,251 Deferred Leverage Costs) - (44.24)%		(169,043,749)
NET ASSETS - 100.00%		$382,125,432

All securities held as of March 31, 2024 are pledged as collateral for the Trust’s credit facility. See Note 6 of the Notes to Financial Statements.

(a)	All or a portion of the security is exempt from registration of the Securities Act of 1933. These securities may be resold in transactions exempt from registration under Rule 144A, normally to qualified institutional buyers. As of March 31, 2024, these securities had an aggregate value of $347,185,139 or 90.86% of net assets.
(b)	Variable rate investment. Interest rates reset periodically. Interest rate shown reflects the rate in effect at March 31, 2024. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above. Leveraged loans and CLO debt securities typically have reference Rate Floors (“Rate Floors”) embedded in their loan agreements and organizational documents. Leveraged loans generally have Rate Floors of 0% or more, while CLO debt securities often set Rate Floors at 0%. Rate Floors serve to establish a minimum base rate to be paid by the borrower before the fixed spread. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(c)	CLO subordinated notes, income notes, Y notes and M notes are considered CLO equity positions. CLO equity positions are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying securities less contractual payments to debt holders and fund expenses. The effective yield is estimated based upon the amount and timing of these recurring distributions in addition to the estimated amount of terminal principal payment. Effective yields for the CLO equity positions are updated generally once per quarter or on a transaction such as an add-on purchase, refinancing or reset. The estimated yield and investment cost may ultimately not be realized. Estimated yields shown are as of March 31, 2024.
(d)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as Level 3 assets.
(e)	Represents an investment in a warehouse facility, which is a financing structure intended to aggregate loans that may be used to form the basis of a CLO security.
(f)	When-issued or delivery-delayed security. All or a portion of this position has not settled as of March 31, 2024. The interest rate shown represents the stated spread over the applicable reference rate floor; the Trust will not accrue interest until the settlement date, at which point the reference rate floor will be established. The total value of securities purchased on a when-issued or delivery-delayed basis was $5,981,314 as of March 31, 2024.
(g)	Non-income producing security.
(h)	This investment has an unfunded commitment as of March 31, 2024.
(i)	Investment has a fixed rate coupon, which is shown as of March 31, 2024.
(j)	Security is in default.

Investment Abbreviations:

LIBOR – Synthetic USD London Interbank Offered Rate

LLC – Limited Liability Company

LP – Limited Partnership

S.A. – Societe Anonyme (French: Public Limited Company)

S.a.r.l. – Societe Anonyme a Responsabilite Limitee (French: Limited Liability Company)

SOFR – Secured Overnight Financing Rate

Reference Rates:

1M SOFR as of March 31, 2024 was 5.32%

3M SOFR as of March 31, 2024 was 5.35%

6M SOFR as of March 31, 2024 was 5.39%

1M LIBOR as of March 31, 2024 was 5.44%

See Notes to Financial Statements.

XAI Octagon Floating Rate & Alternative Income Trust

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2024 (Unaudited)

ASSETS:
Investments, at value (Cost $677,671,605)	$648,566,064
Cash	7,396,216
Receivable for investment securities sold	8,677,958
Interest receivable	4,831,542
Receivable for trust shares sold	1,310,188
Prepaid offering costs, net (Note 5)	503,334
Prepaid expenses and other assets	74,558
Total Assets	671,359,860

LIABILITIES:
Leverage facility (Net of $6,251 deferred financing costs) (Note 6)	169,043,749
Preferred shares (Net of $3,827,884 deferred financing costs) (Note 6)	66,072,115
Payable for investment securities purchased	46,350,196
Distributions payable to common shareholders	4,640,289
Interest due on leverage facility (Note 6)	971,640
Accrued investment advisory fees payable (Note 3)	882,366
Interest payable on preferred shares (Note 6)	699,732
Accrued professional fees payable	140,909
Accrued fund accounting and administration fees payable	132,144
Accrued investor support services fees payable (Note 3)	103,808
Accrued printing fees payable	48,263
Accrued custodian fees payable	14,807
Accrued transfer agent fees payable	13,703
Other payables and accrued expenses	120,707
Total Liabilities	289,234,428
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$382,125,432

COMPOSITION OF NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS:
Paid in capital	$423,314,716
Distributable earnings/(Accumulated loss)	(41,189,284)
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$382,125,432

Common shares of beneficial interest outstanding, at $0.01 par value per share, and unlimited common shares authorized	55,077,079
Net Asset Value Applicable to Common Shareholders, per share	$6.94

See Notes to Financial Statements.

XAI Octagon Floating Rate & Alternative Income Trust

STATEMENT OF OPERATIONS

March 31, 2024 (Unaudited)

INVESTMENT INCOME:
Interest and other income	$39,287,409
Dividends	349,761
Total Investment Income	39,637,170
EXPENSES:
Interest expense and amortization of deferred leverage costs (Note 6)	5,574,313
Investment advisory fees (Note 3)	4,688,919
Distributions to preferred shares	1,891,528
Investor support services fees (Note 3)	551,637
Fund accounting and administration fees	349,060
Professional fees	275,256
Amortization of financing costs (Note 6)	240,184
Trustees' fees and expenses	176,525
Custodian fees	47,015
Printing expenses	39,308
Chief financial officer fees (Note 3)	30,282
Chief compliance officer fees (Note 3)	21,221
Transfer agent fees	15,543
Other expenses	114,147
Total Expenses	14,014,938
NET INVESTMENT INCOME	25,622,232

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized loss on:
Investment securities	(528,473)
Net change in unrealized appreciation/depreciation on:
Investment securities	11,516,213
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	10,987,740
NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$36,609,972

See Notes to Financial Statements.

XAI Octagon Floating Rate & Alternative Income Trust

STATEMENTS OF CHANGES IN NET ASSETS

March 31, 2024

	Six Months Ended March 31, 2024	Year Ended September 30,
	(Unaudited)	2023
OPERATIONS:
Net investment income	$25,622,232	$35,608,288
Net realized loss	(528,473)	(10,513,376)
Net change in unrealized appreciation/depreciation	11,516,213	21,531,679
Net increase in net assets applicable to common shareholders from operations	36,609,972	46,626,591

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(25,144,284)	(36,302,859)
Total distributions to common shareholders	(25,144,284)	(36,302,859)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sales of common shares (net of offering costs of $24,300 and $16,311)	69,917,052	58,249,625
Net asset value of common shares issued to shareholders from reinvestment of dividends	2,462,284	2,906,219
Net increase in net assets applicable to common shareholders from capital share transactions	72,379,336	61,155,844
Net increase in net assets applicable to common shareholders	83,845,024	71,479,576

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS:
Beginning of period	298,280,408	226,800,832
End of period	$382,125,432	$298,280,408

See Notes to Financial Statements.

XAI Octagon Floating Rate & Alternative Income Trust

STATEMENT OF CASH FLOWS

March 31, 2024 (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets applicable to common shareholders from operations	$36,609,972
Adjustments to reconcile net increase in net assets applicable to common shareholders resulting from operations to net cash used in operating activities:
Purchase of investment securities	(228,712,701)
Proceeds from sale of investment securities	104,510,245
Discounts accreted/premiums amortized	5,261,103
Net realized loss on investment securities	528,473
Net change in unrealized appreciation/depreciation on investment securities	(11,516,213)
Net sales of short-term investment securities	1,856,453
Payment-in-kind interest	31,430
Amortization of deferred financing costs	149,079
(Increase)/Decrease in assets:
Receivable for investment securities sold	7,466,409
Interest receivable	(809,627)
Prepaid offering costs	(124,010)
Prepaid expenses and other assets	(11,075)
Increase/(Decrease) in liabilities:
Payable for investment securities purchased	15,509,681
Interest due on leverage facility	174,319
Interest payable on preferred shares	22,277
Accrued investment advisory fees payable	145,799
Accrued fund accounting and administration fees payable	72,121
Accrued professional fees payable	(27,580)
Accrued investor support services payable	21,686
Accrued printing fees payable	35,488
Accrued custodian fees payable	2,170
Accrued transfer agent fees payable	4,721
Accrued expenses and other payables	116,232
Net Cash Used in Operating Activities	(68,683,548)
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from leverage facility	33,700,000
Payments on leverage facility	(15,000,000)
Proceeds from offering of preferred shares	18,600,000
Proceeds from shares sold - common shares	59,353,950
Distributions paid - common shareholders	(21,788,864)
Net Cash Provided by Financing Activities	74,865,086
Net increase in cash	6,181,538
Cash, beginning balance	1,214,678
Cash, ending balance	$7,396,216

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid for interest on leverage facility	$5,322,349
Reinvestment of distributions	2,462,284
Conversion of preferred shares to common shares	10,000,000

See Notes to Financial Statements.

XAI Octagon Floating Rate & Alternative Income Trust

FINANCIAL HIGHLIGHTS

March 31, 2024

	For the Six Months Ended March 31, 2024 (Unaudited)		For the Year Ended September 30, 2023		For the Year Ended September 30, 2022		For the Year Ended September 30, 2021			For the Year Ended September 30, 2020		For the Year Ended September 30, 2019
PER COMMON SHARE OPERATING PERFORMANCE:
Net Asset Value, Beginning of Period	$6.67		$6.39		$8.19			$6.56			$8.22		$9.50

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.52		0.92		0.82			0.76			0.72		0.89
Net realized and unrealized gain/(loss) on investments	0.26		0.30		(1.91)			1.41			(1.58)		(1.32)
Total Income/(Loss) from Investment Operations	0.78		1.22		(1.09)			2.17			(0.86)		(0.43)

DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM:(b)
Net investment income	(0.51)		(0.94)		(0.84)			(0.34)			(0.57)		(0.77)
Tax return of capital	–		–		(0.04)			(0.54)			(0.23)		(0.08)
Total Distributions to Common Shareholders	(0.51)		(0.94)		(0.88)			(0.88)			(0.80)		(0.85)

CAPITAL SHARE TRANSACTIONS:
Impact of capital share transactions(a)	0.00	(c)	0.00	(c)	0.17			0.34			0.00 (c)		0.00 (c)
Total Capital Share Transactions	0.00	(c)	0.00	(c)	0.17			0.34			0.00 (c)		0.00 (c)
Net Asset Value Per Common Share - End of Period	$6.94		$6.67		$6.39			$8.19			$6.56		$8.22
Market Value Per Common Share - End of Period	$7.09		$6.95		$5.94			$8.58			$5.99		$8.95

Total Investment Return per Common Share - Net Asset Value(d)	12.02%		20.48%		(12.63%)			39.14%			(9.54%)		(4.55%)
Total Investment Return per Common Share - Market Price(d)	9.83%		35.05%		(22.47%)			59.63%			(24.14%)		0.75%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, attributable to common shares, end of period (000s)	$382,125		$298,280		$226,801			$218,564			$84,989		$78,707
Ratio of expenses excluding waivers to average net assets	8.42	%(e)	8.49%		6.29%			5.28%			5.71%		6.16%
Ratio of expenses including waivers to average net assets(f)	N/A		N/A		N/A			N/A			N/A		5.22%
Ratio of expenses excluding interest expense and distributions to preferred shares to average net assets(g)	3.94	%(e)(h)	4.15	%(i)	3.94	%(i)		3.94	%(j)		4.51%		3.27%
Ratio of net investment income including waivers to average net assets(f)	15.40	%(e)	14.30%		10.81%			9.82%			10.93%		10.03%
Portfolio turnover rate	19%		29%		29%			34%			60%		94%

6.50% SERIES 2026 PREFERRED SHARES
Liquidation value, end of period, including dividends payable on preferred shares (000s)	$39,900		$39,900		$39,900			$40,258		$	N/A	$	N/A
Total shares outstanding (000s)	1,596		1,596		1,596			1,596			N/A		N/A
Asset coverage per $1,000 of preferred shares(k)	205		146		139			162			N/A		N/A
Liquidation preference per share	$25		$25		$25			$25		$	N/A	$	N/A

6.00% SERIES 2029 CONVERTIBLE PREFERRED SHARES
Liquidation value, end of period, including dividends payable on preferred shares (000s)	$10,000		$20,000		$10,000		$	N/A		$	N/A	$	N/A
Total shares outstanding (000s)	400		800		400			N/A			N/A		N/A
Asset coverage per $1,000 of preferred shares(k)	205		146		139			N/A			N/A		N/A
Liquidation preference per share	$25		$25		$25		$	N/A		$	N/A	$	N/A

See Notes to Financial Statements.

XAI Octagon Floating Rate & Alternative Income Trust

FINANCIAL HIGHLIGHTS

March 31, 2024

	For the Six Months Ended March 31, 2024 (Unaudited)	For the Year Ended September 30, 2023		For the Year Ended September 30, 2022		For the Year Ended September 30, 2021		For the Year Ended September 30, 2020		For the Year Ended September 30, 2019
6.95% SERIES 2029 CONVERTIBLE PREFERRED SHARES
Liquidation value, end of period, including dividends payable on preferred shares (000s)	$20,000	$	N/A	$	N/A	$	N/A	$	N/A	$	N/A
Total shares outstanding (000s)	800		N/A		N/A		N/A		N/A		N/A
Asset coverage per $1,000 of preferred shares(k)	205		N/A		N/A		N/A		N/A		N/A
Liquidation preference per share	$25	$	N/A	$	N/A	$	N/A	$	N/A	$	N/A

LEVERAGE FACILITY
Aggregate principal amount, end of period of leverage facility payable (000s)	$169,050		$150,350		$113,150		$98,150		$35,650		$38,965
Asset Coverage Per $1,000 of leverage facility(l)	3,260		2,984		3,445		3,227		3,384		3,020

(a)	Calculated using average common shares outstanding.

(b)	The per share amounts of distributions related to net investment income and tax return of capital are based on amounts determined under U.S. federal income tax regulations which differs from the per share amounts from investment operations which are based on amounts determined under U.S. GAAP.

(c)	Less than $0.005 or greater than $(0.005) per share.

(d)	Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment returns do not reflect brokerage commissions, if any, and are not annualized.

(e)	Annualized.

(f)	The Adviser’s expense limitation agreement to waive and/or reimburse expenses of the Trust expired on September 27, 2019 and was not renewed.

(g)	Includes amortization of deferred leverage costs incurred obtaining leverage facility.

(h)	The Trust issued 6.95% Series 2029 Convertible Preferred Shares on February 14, 2024 and February 28, 2024.

(i)	The Trust issued 6.00% Series 2029 Convertible Preferred Shares on June 30, 2022, May 11, 2023 and August 4, 2023.

(j)	The Trust issued Series 2026 Term Preferred Shares on March 29, 2021 and September 8, 2021.

(k)	The asset coverage ratio for a class of senior securities representing stock is calculated as the Trust's total assets, less all liabilities and indebtedness not represented by the Trust's senior securities, divided by secured senior securities representing indebtedness plus the aggregate of the involuntary liquidation preference of secured senior securities which are stock. With respect to the Preferred Shares, the asset coverage per unit figure is expressed in terms of dollar amounts per share of outstanding Preferred Shares (based on a liquidation preference of $25).

(l)	Calculated by subtracting the Trust's total liabilities (excluding the liquidation value of the Preferred Shares, including dividends payable on the Preferred Shares, and the principal amount of the Leverage Facility) from the Trust's total assets and dividing by the principal amount of the Leverage Facility and then multiplying by $1,000.

See Notes to Financial Statements.

XAI Octagon Floating Rate & Alternative Income Trust

NOTES TO FINANCIAL STATEMENTS

March 31, 2024 (Unaudited)

NOTE 1 - ORGANIZATION

XAI Octagon Floating Rate & Alternative Income Trust (the “Trust”) (formerly known as XAI Octagon Floating Rate & Alternative Income Term Trust) is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust commenced operations on September 27, 2017.

The Trust seeks to achieve its investment objective by investing in a dynamically managed portfolio of opportunities primarily within the private credit markets. Under normal market conditions, the Trust will invest at least 80% of its Managed Assets in floating rate credit instruments and other structured credit investments. “Managed Assets” means the total assets of the Trust, including assets attributable to the Trust’s use of leverage, minus the sum of its accrued liabilities (other than liabilities incurred for the purpose of creating leverage).

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting and Use of Estimates – The financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which requires management to make estimates and assumptions that affect the reported amounts and disclosures, including contingent assets and liabilities, in the financial statements during the period reported. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Trust ultimately realizes upon sale of the securities. The Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The financial statements have been prepared as of the close of the New York Stock Exchange (“NYSE”) on March 31, 2024.

Expense Recognition – Expenses are recorded on the accrual basis of accounting.

Calculation of Net Asset Value – The calculation of net asset value ("NAV") per common share of the Trust is determined daily, on each day that the NYSE is open for trading, as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time). The Trust’s net asset value per common share is calculated by dividing the value of the Trust’s total assets, less its liabilities, by the number of shares outstanding.

Cash – The Trust considers its investment in an FDIC insured interest bearing account to be cash. Cash is valued at cost plus any accrued interest. The Trust maintains cash balances, which at times may exceed federally insured limits. The Trust maintains these balances with a high quality financial institution.

Securities Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the identified cost basis method for financial reporting purposes.

Interest income from investments is recorded using the accrual basis of accounting to the extent such amounts are expected to be collected. Amortization of premium or accretion of discount is recognized using the effective interest method. Collateralized loan obligation (“CLO”) equity investments recognize investment income on the accrual basis utilizing an effective interest methodology based upon an effective yield to maturity utilizing projected cash flows. ASC Topic 325-40, Beneficial Interests in Securitized Financial Assets, requires investment income from CLO equity investments and fee rebates to be recognized under the effective interest method, with any difference between the cash distribution and the amount calculated pursuant to the effective interest method being recorded as an adjustment to the cost basis of the investment. There were no fee rebates for CLO equity investments held by the Trust as of March 31, 2024.

Effective yields for the Trust’s CLO equity positions are monitored and evaluated on a quarterly basis. The Trust also updates a CLO equity investment’s effective yield in each instance where there is a respective add-on purchase, refinancing or reset involving the CLO equity investment held. The effective yield will be set to 0.00% if: (1) the aggregate projected amount of future recurring distributions is less than the amortized investment cost, and/or (2) there is significant uncertainty with respect to the timing of future residual distributions from equity positions that are in the process of being redeemed or that have missed or are not currently making distributions. The future distributions for CLO equity positions with a 0.00% effective yield will be recognized solely as return of cost basis until the aggregate projected amount of future recurring distributions exceeds the amortized investment cost.

Preferred Shares – Distributions to holders of the Trust’s 6.50% Series 2026 Term Preferred Shares, 6.00% Series 2029 Convertible Preferred Shares and 6.95% Series 2029 Convertible Preferred Shares (collectively, "Preferred Shares") are accrued on a daily basis as described in Note 6 and are treated as an expense as required by U.S. GAAP. For tax purposes, the payments made to the holders of the Trust's Preferred Shares are treated as dividends or distributions. The character of distributions to the holders of the Trust’s Preferred Shares made during the year may differ from their ultimate characterization for federal income tax purposes.

Fair Value Measurements – The Trust records investments at fair value. The Trust values debt securities at the last available bid price for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality, and type. The Trust values exchange traded options and other exchange traded derivative contracts at the midpoint of the best bid and asked prices at the close on those exchanges on which they are traded.

The Trust values equity securities at the last reported sale price on the principal exchange or in the principal off-exchange market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day. Securities traded primarily on the Nasdaq Stock Market (“Nasdaq”) are normally valued by the Trust at the Nasdaq Official Closing Price (“NOCP”) provided by Nasdaq each business day. The NOCP is the most recently reported price as of 4:00 p.m., Eastern Time, unless that price is outside the range of the “inside” bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, Nasdaq will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes.

Generally, trading in many foreign securities will be substantially completed each day at various times prior to the close of the NYSE. The values of these securities used in determining the net asset value generally will be computed as of such times. Occasionally, events affecting the value of foreign securities may occur between such times and the close of the NYSE which will not be reflected in the computation of net asset value unless it is determined that such events would materially affect the net asset value, in which case adjustments would be made and reflected in such computation pursuant to the fair valuation procedures described herein. Such adjustments may be based upon factors such as developments in non-U.S. markets, the performance of U.S. securities markets and the performance of instruments trading in U.S. markets that represent non-U.S. securities.

XAI Octagon Floating Rate & Alternative Income Trust

NOTES TO FINANCIAL STATEMENTS

March 31, 2024 (Unaudited) (Continued)

Short-term securities with remaining maturities of less than 60 days may be valued at amortized cost, to the extent that amortized cost is determined to approximate fair value.

The Trust values derivatives transactions in accordance with valuation guidelines adopted by the Board of Trustees of the Trust (the “Board of Trustees”). Accrued payments to the Trust under such transactions will be assets of the Trust and accrued payments by the Trust will be liabilities of the Trust.

The Trust may utilize bid quotations provided by independent pricing services or, if independent pricing services are unavailable, dealers to value certain of its securities and other instruments at their market value. The Trust may use independent pricing services to value certain securities held by the Trust at their market value. The Trust periodically verifies valuations provided by independent pricing services.

If independent pricing services or dealer quotations are not available for a given security, such security will be valued in accordance with valuation guidelines adopted by the Board of Trustees that the Board of Trustees believes are designed to accurately reflect the fair value of securities valued in accordance with such guidelines.

The Board of Trustees has designated XA Investments LLC (“XAI” or the “Adviser”), as the “valuation designee” for the Trust pursuant to Rule 2a-5 under the Investment Company Act. The valuation designee is responsible for making fair value determinations pursuant to Valuation Policies and Procedures adopted by XAI and the Trust (the “Valuation Policy”). A committee of voting members comprised of senior personnel of XAI considers various pricing issues and establishes fair valuations of portfolio securities and other instruments held by the Trust in accordance with the Valuation Policy (the “Pricing Committee”). XAI as valuation designee is subject to monitoring and oversight by the Board of Trustees. As a general principle, the fair value of a portfolio instrument is the amount that an owner might reasonably expect to receive upon the instrument’s current sale. A range of factors and analysis may be considered when determining fair value, including relevant market data, interest rates, credit considerations and/or issuer specific news. The Pricing Committee may consult with and receive input from third parties, such as the Sub-Adviser, and will utilize a variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity, rating, indications of value from security dealers, evaluations of anticipated cash flows or collateral, spread over U.S. Treasury obligations, and other information and analysis. In addition, the Pricing Committee may consider valuations provided by valuation firms retained to assist in the valuation of certain of the Trust’s investments. Fair valuation involves subjective judgments. While the Trust’s use of fair valuation is intended to result in calculation of net asset value that fairly reflects values of the Trust’s portfolio securities as of the time of pricing, the Trust cannot guarantee that any fair valuation will, in fact, approximate the amount the Trust would actually realize upon the sale of the securities in question. It is possible that the fair value determined for a portfolio instrument may be materially different from the value that could be realized upon the sale of that instrument.

The Trust may use non-binding indicative bid prices provided by an independent pricing service or broker as the primary basis for determining the value of CLO debt and CLO equity (subordinated securities), which may be adjusted for pending distributions, as applicable, as of the valuation date. These bid prices are non-binding, and may not be determinative of an actual transaction price. As such, they may be considered Level 3 in the fair value hierarchy, absent additional information. In valuing the Trust’s investments in CLO debt and CLO equity (subordinated securities), in addition to non-binding indicative bid prices provided by an independent pricing service or broker, the Pricing Committee also may consider a variety of relevant factors, as set forth in the Valuation Policy, including recent trading prices for specific investments, recent purchases and sales known to the Trust in similar securities, other information known to the Trust relating to the securities, and discounted cash flows based on output from a third-party financial model, using projected future cash flows.

Information that becomes known after the Trust’s NAV has been calculated on a particular day will not be used to retroactively adjust the price of a security or the Trust’s previously determined NAV.

The Trust discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Trust’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Trust has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –	Significant unobservable prices or inputs (including the Trust’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

XAI Octagon Floating Rate & Alternative Income Trust

NOTES TO FINANCIAL STATEMENTS

March 31, 2024 (Unaudited) (Continued)

The following is a summary of the inputs used to value the Trust’s investments as of March 31, 2024:

Investments in Securities at Value(a)	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs		Total
Collateralized Loan Obligations Debt	$–	$99,482,674	$–		$99,482,674
Collateralized Loan Obligations Equity	–	186,395,548	43,304,763		229,700,311
Corporate Bonds	–	18,966,870	–		18,966,870
Secured Second Lien Loans	–	7,318,665	–		7,318,665
Senior Secured First Lien Loans	–	283,701,687	–		283,701,687
Common Stocks	–	297,533	–		297,533
Rights	–	–	–	(b)	–
Money Market Mutual Funds	9,098,324	–	–		9,098,324
Total	$9,098,324	$596,162,977	$43,304,763		$648,566,064

(a)	For detailed descriptions and other security classifications, see the accompanying Schedule of Investments.
(b)	Includes $0 fair valued Rights

The changes of the fair value of investments for which the Trust has used Level 3 inputs to determine the fair value are as follows:

Collateralized
Loan Obligations
Equity
Balance as of September 30, 2023	$253,078
Accrued Discount/Premium Including Return of Capital(a)	461,119
Realized Gain/(Loss)	–
Change in Unrealized Appreciation/Depreciation	(539,361)
Purchases	43,129,927
Sales Proceeds	–
Transfer Into Level 3	–
Transfer Out of Level 3	–
Balance as of March 31, 2024	$43,304,763

Net change in unrealized appreciation/depreciation included in the Statement of Operations attributable to Level 3 investments held at March 31, 2024	$(534,964)

(a)	Reduction to cost value on CLO equity investments represents the difference between distributions received, or entitled to be received, and income earned for the period ended March 31, 2024.

The following table summarizes the quantitative inputs and assumptions used for investments categorized in Level 3 of the fair value hierarchy as of the end of the reporting period. In addition to the techniques and inputs noted in the table below, according to the Trust’s valuation policy, the Trust may use other valuation techniques and methodologies when determining the Trust’s fair value measurements as provided for in the valuation policy and approved by the Board of Trustees. The table below is not intended to be all-inclusive, but rather provides information on the significant Level 3 inputs as they relate to the fair value measurements as of the end of the reporting period.

	Quantitative Information about Level 3 Value Measurements
Assets	Value as of March 31, 2024	Valuation Methodologies	Unobservable Input	Range/Weighted Average(a)
CLO Equity	$43,304,763	Market Approach	NBIB(b)	$0.00-$100.00/$49.98

(a)	Weighted averages are calculated based on the value of investments on March 31, 2024.
(b)	The Trust generally uses non-binding indicative bid (“NBIB”) prices provided by an independent pricing service or broker on or near the valuation date as the primary basis for the fair value determination for CLO debt and CLO equity (subordinated securities), which may be adjusted for pending equity distributions as of the valuation date. These bid prices are non-binding, and may not be determinative of an actual transaction price. In valuing the Trust’s investments in CLO debt and CLO equity (subordinated securities), in addition to NBIB prices provided by an independent pricing service or broker, the Pricing Committee also may consider a variety of relevant factors as set forth in the Valuation Policy, including input from relevant third-parties, recent trading prices for specific investments, recent purchases and sales known to the Trust in similar securities, other information known to the Trust relating to the securities, and discounted cash flows based on output from a third-party financial model, using projected future cash flows.

Significant increases or decreases in any of the unobservable inputs in isolation may result in a significantly lower or higher fair value measurement.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on industry experience, the Trust expects the risk of loss due to these warranties and indemnities to be remote.

XAI Octagon Floating Rate & Alternative Income Trust

NOTES TO FINANCIAL STATEMENTS

March 31, 2024 (Unaudited) (Continued)

NOTE 3 - INVESTMENT ADVISORY AND OTHER AGREEMENTS

XAI serves as the investment adviser to the Trust and is responsible for overseeing the Trust’s overall investment strategy and its implementation. Octagon Credit Investors, LLC (“Octagon” or the “Sub-Adviser”) serves as the investment sub-adviser of the Trust and is responsible for investing the Trust’s assets. The Trust pays an advisory fee to the Adviser. The Adviser pays to the Sub-Adviser a sub-advisory fee out of the advisory fee received by the Adviser.

On July 6, 2023, Octagon's direct parent company, Conning Holdings Limited (together with Conning & Company, “Conning”), a global asset manager serving the needs of insurance company and institutional clients, announced that it will be acquired by Generali Investment Holdings (“GIH”), an entity comprising the majority of asset management activities of Generali Group (“Generali”). As part of the transaction, Conning's parent company, Cathay Financial Holding Co., Ltd., a subsidiary of Cathay Life Insurance Co. Ltd. (together, “Cathay”) will enter into a partnership with Generali by contributing its ownership of Conning and its affiliates (including Octagon) in exchange for 16.75% ownership of GIH (the “Transaction”).

The closing of the Transaction constitutes an “assignment” of the investment sub-advisory agreement among the Trust, the Adviser and the Sub-Adviser, and will cause the agreement to terminate according to its terms. There will be no change in the portfolio management team of the Trust or the services provided to the Trust by the Sub-Adviser as a result of the Transaction. Shareholders approved a new investment sub-advisory agreement among the Trust, the Adviser and the Sub-Adviser (the “New Investment Sub-Advisory Agreement”) at the January 24, 2024 special meeting of shareholders to be entered into upon the closing of the Transaction.

Pursuant to an investment advisory agreement between the Trust and the Adviser, the Trust pays the Adviser a fee, payable monthly in arrears, in an annual amount equal to 1.70% of the Trust’s average daily Managed Assets. “Managed Assets” means the total assets of the Trust, including assets attributable to the Trust’s use of leverage and preferred shares, minus the sum of its accrued liabilities (other than liabilities incurred for the purpose of creating leverage). For the six months ended March 31, 2024, the Trust incurred $4,688,918 in advisory fees.

Pursuant to an investment sub-advisory agreement among the Trust, the Adviser and the Sub-Adviser, the sub-advisory fee, payable monthly in arrears to the Sub-Adviser, is calculated as a specified percentage of the advisory fee payable by the Trust to the Adviser (before giving effect to any fees waived or expenses reimbursed by the Adviser). The specified percentage is equal to the blended percentage computed by applying the following percentages to the aggregate average daily Managed Assets of all registered investment companies in the XAI fund complex for which the Sub-Adviser (or an affiliate of the Sub-Adviser) serves as investment sub-adviser, including the Trust (“Eligible Funds”):

Aggregate Eligible Funds	Percentage of
Average Daily Managed Assets	Advisory Fee
First $500 million	60%
Over $500 million	50%

As of March 31, 2024, the Trust was the only Eligible Fund, and the sub-advisory fee equals 60% for the first $500 million of daily managed assets and 50% of the remaining managed assets above $500 million of the advisory fee payable to the Adviser. The Sub-Adviser’s fees are paid by the Adviser. Pursuant to the investment sub-advisory agreement, from time to time the Trust may reimburse the Sub-Adviser for certain costs and expenses incurred by the Sub-Adviser in connection with the management of the Trust’s assets. For the six months ended March 31, 2024, the Trust incurred $75,323 in reimbursements made to the Sub-Adviser. These costs are included in other expenses in the Statement of Operations.

The Trust does not pay a performance or incentive fee to the Adviser or the Sub-Adviser.

The Trust pays all costs and expenses of its operations in addition to the advisory fee and investor support services and secondary market support services fee paid to the Adviser. For the period from September 27, 2017 to September 27, 2019, the Adviser and the Trust entered into a fee waiver agreement. The fee waiver agreement expired on September 27, 2019. Under the fee waiver agreement, the Adviser had contractually agreed to waive a portion of the advisory fee and/ or reimburse the Trust for certain operating expenses so that the annual expenses of the Trust did not exceed 0.30% of the Trust’s Managed Assets (exclusive of investment advisory fees, investor support and secondary market services fees, taxes, expenses incurred directly or indirectly by the Trust as a result of an investment in a permitted investment (including, without limitation, acquired fund fees and expenses), expenses associated with the acquisition or disposition of portfolio investments (including, without limitation, brokerage commissions and other trading or transaction expenses), leverage expenses (including, without limitation, costs associated with the issuance or incurrence of leverage, commitment fees, interest expense or dividends on preferred shares), expenses incurred in connection with issuances and sales of shares of the Trust (including, without limitation, fees, commissions and offering costs), dividends on short sales, if any, securities lending costs, if any, expenses of holding and soliciting proxies for meetings of shareholders of the Trust (except to the extent relating to routine items such as the election of Trustees), expenses of a reorganization, restructuring, reconciling or merger of the Trust or the acquisition of all or substantially all of the assets of another fund, or any extraordinary expenses not incurred in the ordinary course of the Trust’s business (including, without limitation, expenses related to litigation, derivative actions, demands related to litigation, regulatory or other government investigations and proceeding)). The Adviser may recoup waived or reimbursed amounts for three years following the date of such waiver or reimbursement, provided total expenses, including such recoupment, do not exceed the lesser of the annual expense limit at the time such expenses were waived or reimbursed or the annual expense limit at the time of recoupment. As of March 31, 2024, all remaining expenses that were available for recoupment by the Adviser had expired.

The Trust has also retained the Adviser to provide investor support services and secondary market support services in connection with the ongoing operation of the Trust. Such services include providing ongoing contact with respect to the Trust with financial intermediaries, communicating with the NYSE specialist for the shares and with the closed-end fund analyst community regarding the Trust on a regular basis, and hosting and maintaining a website for the Trust. The Trust pays the Adviser an investor support services and secondary market support services fee, payable monthly in arrears, in an annual amount equal to 0.20% of the Trust’s average daily Managed Assets. For the six months ended March 31, 2024, the Trust incurred $551,637 in investor support services. A Trustee who is an "interested person," as defined in the 1940 Act, of the Trust and certain officers of the Trust are affiliated with the Adviser and receive no compensation from the Trust for serving as officers and/or Trustee.

XAI Octagon Floating Rate & Alternative Income Trust

NOTES TO FINANCIAL STATEMENTS

March 31, 2024 (Unaudited) (Continued)

Paralel Technologies LLC (“PRT”) serves as the Trust’s administrator and accounting agent and receives customary fees from the Trust for such services. Administrative and accounting fees paid by the Trust for the six months ended March 31, 2024 are disclosed in the Statement of Operations.

Employees of PINE Advisors LLC (“PINE”) serve as the Trust’s chief compliance officer and principal financial officer. PINE provides services that assist the Trust’s chief compliance officer in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a-1 under the 1940 Act and receives an annual base fee. PINE receives an annual base fee for the services provided to the Trust and is reimbursed for certain out-of-pocket expenses by the Trust. Service fees paid by the Trust for the six months ended March 31, 2024 are disclosed in the Statement of Operations.

Equiniti Trust Company LLC serves as transfer, dividend paying and shareholder servicing agent for the Trust. U.S. Bank N.A. serves as the Trust’s custodian, under which the Custodian holds the Fund’s assets in compliance with the 1940 Act. Transfer agent and custodian fees paid by the Trust for the six months ended March 31, 2024, are disclosed in the Statement of Operations.

NOTE 4 - DISTRIBUTIONS

The Trust intends to pay substantially all of its net investment income, if any, to holders of common shares (“Common Shareholders”) through periodic distributions. The Trust intends to distribute any net long-term capital gains to Common Shareholders at least annually. The Trust intends to declare distributions monthly. To permit the Trust to maintain more stable monthly distributions, the Trust may distribute more or less than the amount of the net income earned in a particular period. There is no assurance the Trust will continue to pay regular monthly distributions or that it will do so at a particular rate. Distributions may be paid by the Trust from any permitted source and, from time to time, all or a portion of a distribution may be a return of capital. Shareholders should not assume that the source of the distribution from the Trust is net income or profit.

The 6.50% Series 2026 Term Preferred Shares, 6.00% Series 2029 Convertible Preferred Shares and 6.95% Series 2029 Convertible Preferred Shares pay a quarterly dividend at a fixed annual rate of 6.50%, 6.00% and 6.95% respectively, of the Liquidation Preference, or $1.625, $1.50 and $1.7375 respectively, per share per year, which is referred to as the “Fixed Dividend Rate.” The Fixed Dividend Rate is subject to adjustment under certain circumstances.

For the six months ended March 31, 2024, the Trust declared the following distributions or dividends totaling $0.510 per common share, $0.8125 per 6.50% Series 2026 Term Preferred Share, and $0.7417 per 6.00% Series 2029 Convertible Preferred Share or $25,144,284, $1,296,750, and $518,333, respectively, in the aggregate. The Trust has not yet declared any distributions or dividends for the 6.95% Series 2029 Convertible Preferred Shares:

			Dividend per 6.50%	Dividend per 6.00% Series	Dividend per 6.95% Series
		Distribution per	Series 2026 Term	2029 Convertible	2029 Convertible
Payment Date	Record Date	Common Share	Preferred Share	Preferred Share	Preferred Share
October 31, 2023	October 16, 2023	--	$0.40625	$0.36667	N/A
November 1, 2023	October 16, 2023	$0.085	--	N/A	N/A
December 1, 2024	November 15, 2023	$0.085	--	N/A	N/A
December 28, 2023	December 15, 2023	$0.085	--	N/A	N/A
January 31, 2024	January 16, 2024	--	$0.40625	$0.375	N/A
February 1, 2024	January 16, 2024	$0.085	--	N/A	N/A
March 1, 2024	February 15, 2024	$0.085	--	N/A	N/A
April 1, 2024	March 15, 2024	$0.085	--	N/A	N/A

The Trust expects that distributions paid on the common shares will consist primarily of (i) investment company taxable income, which includes ordinary income (such as interest, dividends, and certain income from hedging or derivatives transactions) and the excess, if any, of net short-term capital gain over net long-term capital loss, and (ii) net capital gain (which is the excess of net long-term capital gain over net short-term capital loss). All or a portion of a distribution may be a return of capital, which is determined on a tax basis.

The Trust’s net investment income and capital gain can vary significantly over time, however, the Trust seeks to maintain more stable monthly common share distributions over time. To permit the Trust to maintain more stable monthly common share distributions, the Trust may initially distribute less than the entire amount of the net investment income earned in a particular period. The undistributed net investment income may be available to supplement future common share distributions. Undistributed net investment income is included in the common shares’ NAV, and, correspondingly, distributions from net investment income will reduce the common shares’ NAV.

The Trust’s investments in CLOs may be subject to complex tax rules and the calculation of taxable income attributed to an investment in CLO equity (subordinated securities) can be dramatically different from the calculation of income for financial reporting purposes under U.S. GAAP, and, as a result, there may be significant differences between the Trust’s U.S. GAAP income and its taxable income. The Trust’s final taxable income for the current fiscal year will not be known until the Trust’s tax returns are filed.

All or a portion of a distribution may be a return of capital, which is in effect a partial return of the amount a shareholder invested in the Trust, up to the amount of the shareholder’s tax basis in their shares, which would reduce such tax basis. Although a return of capital may not be taxable, it will generally increase the shareholder’s potential gain, or reduce the shareholder’s potential loss, on any subsequent sale or other disposition of shares. Shareholders who periodically receive the payment of a distribution consisting of a return of capital may be under the impression that they are receiving net income or profits when they are not. Shareholders should not assume that the source of a distribution from the Trust is net income or profit.

XAI Octagon Floating Rate & Alternative Income Trust

NOTES TO FINANCIAL STATEMENTS

March 31, 2024 (Unaudited) (Continued)

Pursuant to the requirements of the 1940 Act, in the event the Trust makes distributions from sources other than income, such as return of capital, a notice will be provided in connection with each monthly distribution with respect to the estimated source of the distribution made. Such notices will describe the portion, if any, of the monthly dividend which, in the Trust’s good faith judgment, constitutes long-term capital gain, short-term capital gain, investment company taxable income or a return of capital. The characterization of distributions paid to shareholders reflect estimates made by the Trust. Such estimates are subject to be characterized differently for federal income tax purposes at year-end. The actual character of such dividend distributions for U.S. federal income tax purposes will only be determined finally by the Trust at the close of its fiscal year, based on the Trust’s full year performance and its actual net investment company taxable income and net capital gains for the year, which may result in a recharacterization of amounts distributed during such fiscal year from the characterization in the monthly estimates.

The Trust may, but is not required to, seek to obtain exemptive relief to permit the Trust to make periodic distributions of long-term capital gains with respect to its common shares as frequently as monthly. Such relief, if obtained, would permit the Trust to implement a “managed distribution policy” pursuant to which the Trust would distribute a fixed percentage of the net asset value (or market price if then applicable) of the common shares at a particular point in time or a fixed monthly amount, any of which may be adjusted from time to time. It is anticipated that under such a distribution policy, the minimum annual distribution rate with respect to the common shares would be independent of the Trust’s performance during any particular period but would be expected to correlate with the Trust’s performance over time.

The Trust reserves the right to change its distribution policy and the basis for establishing the rate of distributions at any time and may do so without prior notice to Common Shareholders. Future distributions will be made if and when declared by the Trust’s Board of Trustees, based on a consideration of number of factors, including the Trust’s continued compliance with terms and financial covenants of its senior securities, the Trust’s net investment income, financial performance and available cash. There can be no assurance that the amount or timing of distributions in the future will be equal or similar to that of past distributions or that the Board of Trustees will not decide to suspend or discontinue the payment of distributions in the future.

Common share distributions shall be paid on their payment date unless the payment of such distribution is deferred by the Board of Trustees upon a determination that such deferral is required in order to comply with applicable law or the applicable terms or financial covenants of the Trust’s senior securities or to ensure that the Trust remains solvent and able to pay its debts as they become due and continue as a going concern.

Cumulative cash dividends or distributions on each 6.50% Series 2026 Term Preferred Share, 6.00% Series 2029 Convertible Preferred Share and 6.95% Series 2029 Convertible Preferred Share are payable quarterly, when, as and if declared, or under authority granted, by the Board of Trustees out of funds legally available for such payment and in preference to dividends and distributions on Common Shares. If the Trust is unable to distribute the full dividend amount due in a dividend period on the Trust’s Preferred Shares, the dividends will be distributed on a pro rata basis among the preferred shareholders. The Trust pays dividends on the Preferred Shares every January 31, April 30, July 31 and October 31 and such dividends are recognized as an expense on the Statement of Operations.

NOTE 5 - CAPITAL TRANSACTIONS

Pursuant to the Trust’s Agreement and Declaration of Trust, the Trust is authorized to issue an unlimited number of shares of beneficial interest, par value $0.01 per share.

The tables below provide information of the Trust's outstanding common shares of beneficial interest, par value of $0.01 per share ("Common Shares"), the Trust’s 6.50% Series 2026 Term Preferred Shares, par value of $0.01 per share, the Trust’s 6.00% Series 2029 Convertible Preferred Shares, par value of $0.01 per share, and the Trust’s 6.95% Series 2029 Convertible Preferred Shares, par value of $0.01 per share.

	Six Months Ended March 31, 2024	Year Ended September 30, 2023
Common shares outstanding - beginning of period	44,743,181	35,468,532
Common Shares issued in connection with the at-the-market offering	4,980,443	7,247,127
Common Shares issued in connection with a registered direct placement	3,546,854	–
Common Shares issued in connection with conversion from 6.00% Series 2029 Convertible Preferred Shares	1,446,179	1,579,188
Common shares issued as reinvestment of dividends	360,422	448,334
Common shares outstanding - end of period	55,077,079	44,743,181

	6.50% Series 2026 Term Preferred Shares
	Six Months Ended March 31, 2024	Year Ended September 30, 2023
Preferred Shares outstanding - beginning of period	1,596,000	1,596,000
Preferred Shares converted	–	–
Preferred Shared issued in a privately negotiated direct purchase agreement	–	–
Preferred Shares outstanding - end of period	1,596,000	1,596,000

	6.00% Series 2029 Convertible Preferred Shares		6.95% Series 2029 Convertible Preferred Shares
	Six Months Ended March 31, 2024	Year Ended September 30, 2023	Six Months Ended March 31, 2024
Preferred Shares outstanding - beginning of period	800,000	400,000	–
Preferred Shares converted	(400,000)	(400,000)	–
Preferred Shared issued in a privately negotiated direct purchase agreement	–	800,000	800,000
Preferred Shares outstanding - end of period	400,000	800,000	800,000

XAI Octagon Floating Rate & Alternative Income Trust

NOTES TO FINANCIAL STATEMENTS

March 31, 2024 (Unaudited) (Continued)

The Board of Trustees is authorized to classify and reclassify any unissued shares into other classes or series of shares and authorize the issuance of shares without obtaining stockholder approval.

On February 10, 2022, the Trust entered into a Distribution Agreement (the “Distibution Agreement”) with the Foreside Fund Services, LLC (the “Distributor”), pursuant to which the Trust may offer and sell up to 18,300,000 Common Shares, from time to time, through the Distributor, in transactions that are deemed to be “at-the-market” as defined in Rule 415 under the Securities Act of 1933. The Distribution Agreement superseded all prior agreements and any amendments thereto. The minimum price on any day at which Common Shares may be sold will not be less than the then current net asset value per Common Share plus any commissions to be paid to the Distributor. The Trust’s at-the-market program, under the Distribution Agreement, resulted in shares issued and proceeds generated as follows:

	Six Months Ended March 31, 2024	Year Ended September 30, 2023
Common Shares Issued	4,980,443	7,247,127
Net Proceeds	$34,887,185	$48,249,625

On June 28, 2022, the Trust entered into a direct purchase agreement between the Trust and the purchasers listed therein to sell in a privately negotiated transaction up to 1,200,000 6.00% Series 2029 Convertible Preferred Shares at a price $23.25 per share. On June 30, 2022, May 11, 2023 and August 4, 2023, the Trust issued and sold to the purchasers 400,000, 400,000, and 400,000 6.00% Series 2029 Convertible Preferred Shares, respectively, for total gross proceeds (before deduction of offering expenses) of $27,900,000.

On November 6, 2023, the Trust entered into a direct purchase agreement between the Trust and the purchasers listed therein to sell in a privately negotiated transaction up to 1,200,000 6.95% Series 2029 Convertible Preferred Shares at a price $23.25 per share. On February 15, 2024, the Trust issued and sold to the purchasers 400,000 6.95% Series 2029 Convertible Preferred Shares, for total gross proceeds (before deduction of offering expenses) of $9,300,000. On February 28, 2024, the Trust issued and sold to the purchasers an additional 400,000 6.95% Series 2029 Convertible Preferred Shares, for total gross proceeds (before deduction of offering expenses) of $9,300,000.

The Trust paid $137,295 in offering costs during the period ended March 31, 2024 relating to the at-the-market program, the direct purchase agreement and the direct placement agreement offering costs are charged to paid-in capital upon the issuance of shares. For the six months ended March 31, 2024, the Trust deducted $24,300 of offering costs from paid-in capital. The Statement of Assets and Liabilities as of March 31, 2024 reflect $503,334 of deferred offering costs outstanding.

NOTE 6 - LEVERAGE

The Trust uses leverage to seek to enhance total return and income. The Trust may use leverage through (i) the issuance of senior securities representing indebtedness, including through borrowing from financial institutions or issuance of debt securities, including notes or commercial paper (collectively, “Indebtedness”), (ii) the issuance of preferred shares and/or (iii) reverse repurchase agreements, securities lending, short sales or derivatives, such as swaps, futures or forward contracts, that have the effect of leverage (“portfolio leverage”). The Trust currently intends to use leverage through Indebtedness and may use Indebtedness to the maximum extent permitted under the 1940 Act. Under the 1940 Act, the Trust may utilize Indebtedness up to 33 1/3% of its Managed Assets (specifically, the Trust may not incur Indebtedness if, immediately after incurring such Indebtedness, the Trust would have asset coverage (as defined in the 1940 Act) of less than 300% and the preferred asset coverage shall not be less than 200%).

Credit Facility

The Trust entered into a Credit Agreement dated October 6, 2017 as amended from time to time (the “Credit Agreement”) with Société Générale (the “Lender”) that establishes a revolving credit facility (the “Facility”). Currently, the Trust may borrow up to $225,000,000. The Facility’s maturity date is March 21, 2025, subject to certain reciprocal termination rights. The Trust pays interest on amounts borrowed based on daily compounded secured overnight financing rate (“SOFR”) plus 1.525%. Interest charged to the Trust during the year is presented on the Statement of Operations under Interest expense and amortization of deferred leverage costs. The Trust’s borrowings are secured by eligible securities held in its portfolio of investments. The Credit Agreement includes usual and customary covenants. Among other things, these covenants place limitations or restrictions on the Trust’s ability to (i) incur other indebtedness, (ii) change certain investment policies, or (iii) pledge or create liens upon the assets of the Trust. In addition, the Trust is required to deliver financial information to the Lender, maintain an asset coverage ratios with respect to its Indebtedness and Preferred Shares as required by the 1940 Act, meet certain other coverage tests and financial covenants and maintain its registration as a closed-end management investment company. If the Trust fails to meet such coverage tests and financial covenants, its ability to declare and pay distributions on common and preferred shares may be restricted. No violations of the credit agreement occurred during the six months ended March 31, 2024.

For the six months ended March 31, 2024, the average amount borrowed under the Credit Agreement and the average interest rate for the amount borrowed was $159,403,522 and 6.7848%, respectively. As of March 31, 2024, the amount of such outstanding borrowings was $169,050,000. The interest rate applicable to the borrowings at period end was 6.8662%. All securities held as of March 31, 2024 are pledged as collateral for the leverage facility. The maximum amount borrowed during the period ended was $169,050,000.

6.50% Series 2026 Term Preferred Shares

On March 29, 2021, the Trust issued 1,040,000 shares of 6.50% Series 2026 Term Preferred Shares with a liquidation preference of $25.00 per share plus accrued and unpaid dividends (whether or not declared). On April 3, 2021, the underwriters partially exercised an overallotment option to purchase 156,000 6.50% Series 2026 Term Preferred Shares. On September 9, 2021, the Trust issued an additional 400,000 shares of the 6.50% Series 2026 Term Preferred Shares. The 6.50% Series 2026 Term Preferred Shares are listed under the trading symbol XFLTPRA on the NYSE. The 6.50% Series 2026 Term Preferred Shares are entitled to a dividend at a rate of 6.50% per year, paid quarterly, based on the $25.00 liquidation preference before the common stock is entitled to receive any dividends. The 6.50% Series 2026 Term Preferred Shares became redeemable at the Trust’s option at the close of business on March 31, 2023, and are subject to mandatory redemption by the Trust in certain circumstances. On or after September 30, 2026, the Trust may redeem in whole, or from time to time in part, outstanding 6.50% Series 2026 Term Preferred Shares at a redemption price per share equal to the per share liquidation preference of $25.00 per share, plus accumulated and unpaid dividends, if any, through the date of redemption. Issuance costs related to the 6.50% Series 2026 Term Preferred Shares of $1,285,375 are deferred and amortized over the period the 6.50% Series 2026 Term Preferred Shares are outstanding.

XAI Octagon Floating Rate & Alternative Income Trust

NOTES TO FINANCIAL STATEMENTS

March 31, 2024 (Unaudited) (Continued)

6.00% Series 2029 Convertible Preferred Shares

On June 30, 2022, the Trust issued 400,000 shares of 6.00% Series 2029 Convertible Preferred Shares with a liquidation preference of $25.00 per share plus accrued and unpaid dividends (whether or not declared). As of September 30, 2023, these shares have been converted into Common Shares of the Trust. On May 11, 2023 and August 4, 2023, the Trust issued 400,000 and 400,000 6.00% Series 2029 Convertible Preferred Shares, respectively, each with a liquidation preference of $25.00 per share plus accrued and unpaid dividends (whether or not declared). The 6.00% Series 2029 Convertible Preferred Shares are entitled to a dividend at a rate of 6.00% per year, paid quarterly, based on the $25.00 liquidation preference, before the payment of dividends to the holders of common shares. The 6.00% Series 2029 Convertible Preferred Shares are generally not redeemable at the Trust’s option prior to the close of business on June 30, 2024, and are subject to mandatory redemption by the Trust in certain circumstances. On or after June 30, 2029, the Trust may redeem in whole, or from time to time in part, outstanding 6.00% Series 2029 Convertible Preferred Shares at a redemption price per share equal to the per share liquidation preference of $25.00 per share, plus accumulated and unpaid dividends, if any, through the date of redemption. Issuance costs related to the 6.00% Series 2029 Convertible Preferred Shares of $2,100,00 are deferred and amortized over the period the 6.00% Series 2029 Convertible Preferred Shares are outstanding.

Shareholders of the 6.00% Series 2029 Convertible Preferred Shares may opt to convert the shares at any time on or after the date six months after the date of issuance into Common Shares of the Trust in an amount equal to the liquidation preference of the 6.00% Series 2029 Convertible Preferred Share plus an amount equal to all accumulated but unpaid dividends and distributions on the share, divided by the Conversion Price. The “Conversion Price” is the greater of (i) the market price per Common Share of the Trust, represented by the five-day volume-weighted average price (“VWAP”) per Common Share ending on the trading day immediately preceding the date of conversion, or (ii) the Trust’s most recently determined NAV per Common Share immediately prior to the date of conversion. If the Trust fails to fulfill its obligations to deliver Common Shares upon conversion, the quarterly dividend rate payable on the unfulfilled 6.00% Series 2029 Convertible Preferred Shares will increase to a fixed annual rate of 8.00% of the liquidation preference until the date the Trust fulfills its conversion obligation.

6.95% Series 2029 Convertible Preferred Shares

On February 14, 2024 and February 28, 2024, the Trust issued 400,000 and 400,000 6.95% Series 2029 Convertible Preferred Shares with a liquidation preference of $25.00 per share plus accrued and unpaid dividends (whether or not declared). The 6.95% Series 2029 Convertible Preferred Shares are entitled to a dividend at a rate of 6.95% per year, paid quarterly, based on the $25.00 liquidation preference, before the payment of dividends to the holders of common shares. The 6.95% Series 2029 Convertible Preferred Shares are generally not redeemable at the Trust’s option prior to the close of business on June 30, 2024, and are subject to mandatory redemption by the Trust in certain circumstances. On or after June 30, 2029, the Trust may redeem in whole, or from time to time in part, outstanding 6.95% Series 2029 Convertible Preferred Shares at a redemption price per share equal to the per share liquidation preference of $25.00 per share, plus accumulated and unpaid dividends, if any, through the date of redemption. Issuance costs related to the 6.95% Series 2029 Convertible Preferred Shares of $1,400,000 are deferred and amortized over the period the 6.95% Series 2029 Convertible Preferred Shares are outstanding.

Shareholders of the 6.95% Series 2029 Convertible Preferred Shares may opt to convert the shares at any time on or after the date six months after the date of issuance into Common Shares of the Trust in an amount equal to the liquidation preference of the 6.95% Series 2029 Convertible Preferred Share plus an amount equal to all accumulated but unpaid dividends and distributions on the share, divided by the Conversion Price. The “Conversion Price” is the greater of (i) the market price per Common Share of the Trust, represented by the five-day volume-weighted average price (“VWAP”) per Common Share ending on the trading day immediately preceding the date of conversion, or (ii) the Trust’s most recently determined NAV per Common Share immediately prior to the date of conversion. If the Trust fails to fulfill its obligations to deliver Common Shares upon conversion, the quarterly dividend rate payable on the unfulfilled 6.95% Series 2029 Convertible Preferred Shares will increase to a fixed annual rate of 8.95% of the liquidation preference until the date the Trust fulfills its conversion obligation.

NOTE 7 - PORTFOLIO INFORMATION

Purchase and Sale of Securities – For the six months ended March 31, 2024, the cost of purchases and proceeds from sales of securities, excluding short-term obligations were as follows:

Cost of Investments Purchased	$228,712,701
Proceeds from Investments Sold	$104,494,277

NOTE 8 - UNFUNDED COMMITMENTS

The Trust may enter into certain credit agreements, all or a portion of which may be unfunded. The Trust is obligated to fund these loan commitments at the borrowers’ discretion. At March 31, 2024, the Trust had unfunded commitments with the following securities:

The Action Environmental Group, Inc., Delayed Draw Commitment	$92,108
Aramsco Parent, Inc., Initial Delayed Draw Term Commitment	121,245
AI Aqua Merger Sub, Inc., 2023 Incremental Term B	97,705
Groundworks, LLC, Delayed Draw TL	275,697
Ryan, LLC, Delayed Draw	160,277
$747,032

At the time the Trust entered into each unfunded commitment, the Trust reasonably believed it would have sufficient cash and cash equivalents to meet its obligations with respect to such unfunded commitment.

XAI Octagon Floating Rate & Alternative Income Trust

NOTES TO FINANCIAL STATEMENTS

March 31, 2024 (Unaudited) (Continued)

NOTE 9 - TAXES

Classification of Distributions – Because U.S. federal income tax regulations differ from U.S. GAAP, net investment income and net realized gains may differ for financial statement and tax purposes. The “tax return of capital” referenced in the Trust’s Statement of Changes in Net Assets and Financial Highlights is based on the characterization under tax regulations. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. For the Trust, these differences are due to temporary book/tax differences arising primarily from the income recognition deferral for distributions received from certain CLO equity positions that qualify as passive foreign investment companies. Also, due to the timing of dividend distributions, the fiscal year in which the amounts are distributed for tax purposes may differ from the fiscal year in which the income or realized gain was recorded by the Trust.

The tax character of distributions paid by the Trust during the year ended September 30, 2023, was as follows:

Distributions Paid From:
Ordinary Income - Common Shareholders	$35,144,908
Ordinary Income - Preferred Shareholders	3,002,666
Total	$38,147,574

Tax Basis of Investments – Net unrealized appreciation/(depreciation) of investments based on federal tax cost as of March 31, 2024, was as follows:

Cost of investments for income tax purposes	$529,138,683
Gross appreciation (excess of value over tax cost)	$36,602,774
Gross depreciation (excess of tax cost over value)	(45,216,603)
Net unrealized appreciation/depreciation	$(8,613,829)

Federal Income Tax Status – For federal income tax purposes, the Trust currently qualifies, and intends to continue to qualify, as a regulated investment company under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its investment company taxable net income and realized gain, not offset by capital loss carryforwards, if any, to its shareholders. No provision for federal income taxes has been made.

As of and during the six months ended March 31, 2024, the Trust did not have a liability for any unrecognized tax benefits. The Trust files U.S. federal, state, and local tax returns as required. The Trust’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return.

As a registered investment company, the Trust is subject to a 4% excise tax that is imposed if the Trust does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year and (ii) 98.2% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year. In certain circumstances, the Trust may elect to retain income or capital gain to the extent that the Board of Trustees, in consultation with Trust management, determines it to be in the interest of shareholders to do so. Alternatively, the Trust may have to dispose of portfolio securities to make a distribution at a time when independent investment judgment might not dictate such disposition.

Depending on the level of taxable income earned in a tax year, the Trust may choose to carry forward such taxable income in excess of current year dividend distributions from such current year taxable income into the next tax year and pay a 4% excise tax on such income, as required. To the extent that the Trust determines that its estimated current year taxable income will be in excess of estimated dividend distributions for the current year from such income, the Trust accrues excise tax, if any, on estimated excess taxable income as such taxable income is earned.

XAI Octagon Floating Rate & Alternative Income Trust

NOTES TO FINANCIAL STATEMENTS

March 31, 2024 (Unaudited) (Continued)

NOTE 10 - PREFERRED STOCK AND SENIOR SECURITIES

The following table sets forth information about the Trust’s outstanding senior securities as of the end of each fiscal year since its inception:

Fiscal Period Ended	Title of Security	Total Principal Amount Outstanding	Aggregate Liquidation Preference	Liquidation Preference Per Share	Asset Coverage(a)(b)
March 31, 2024	Borrowings	$169,050,000	$–	$–	3,260
–	Preferred Shares	69,900,000	–	–	205
–	6.50% Series 2026 Term Preferred Shares		39,900,000	25.00
–	6.00% Series 2029 Convertible Preferred Shares		10,000,000	25.00
	6.95% Series 2029 Convertible Preferred Shares		20,000,000	25.00
September 30, 2023	Borrowings	150,350,000	–	–	2,984
–	Preferred Shares	59,900,000	–	–	147
–	6.50% Series 2026 Term Preferred Shares		39,900,000	25.00
–	6.00% Series 2029 Convertible Preferred Shares		20,000,000	25.00
September 30, 2022	Borrowings	113,150,000	–	–	3,004
–	Preferred Shares	49,900,000	–	–	139
–	6.50% Series 2026 Term Preferred Shares		39,900,000	25.00
–	6.00% Series 2029 Convertible Preferred Shares		10,000,000	25.00
September 30, 2021	Borrowings	98,150,000	–	–	3,227
	Preferred Shares	39,900,000	–	–	162
–	6.50% Series 2026 Term Preferred Shares		39,900,000	25.00
September 30, 2020	Borrowings	35,650,000	–	–	3,384
September 30, 2019	Borrowings	38,965,000	–	–	3,020
September 30, 2018	Borrowings	38,865,000	–	–	3,041

(a)	The asset coverage ratio for the Credit Facility is calculated by subtracting the Trust’s total liabilities and indebtedness not represented by senior securities from the Trust’s total assets, dividing the result by the aggregate amount of the Trust’s senior securities representing indebtedness then outstanding, and then multiplying by $1,000.
(b)	The asset coverage ratio for a class of senior securities representing stock is calculated as the Trust’s total assets, less all liabilities and indebtedness not represented by the Trust’s senior securities, divided by secured senior securities representing indebtedness plus the aggregate of the involuntary liquidation preference of secured senior securities which are stock. With respect to the Preferred Shares, the asset coverage per unit figure is expressed in terms of dollar amounts per share of outstanding Preferred Shares (based on a liquidation preference of $25).

NOTE 11 - SUBSEQUENT EVENTS

On March 1, 2024, the Trust declared a distribution of $0.085 per Common Share, which was paid on April 1, 2024 to Common Shareholders of record on March 15, 2024.

On April 1, 2024, the Trust declared a distribution of $0.085 per Common Share, which was paid on May 1, 2024 to Common Shareholders of record on April 15, 2024. The Trust declared a quarterly dividend of $0.40625 per Series 2026 Term Preferred Share, $0.375 per 6.00% Series 2029 Convertible Preferred Share and $0.2590 per 6.95% Series 2029 Convertible Preferred Share, which were paid on April 30, 2024 to preferred shareholders of record on April 15, 2024.

On April 3, 2024, the Sub-Adviser’s parent company, Conning Holdings Limited, was acquired by Generali Investment Holdings, an entity comprising the majority of asset management activities of Generali Group (the “Transaction”). Upon the closing of the Transaction, the previous investment sub-advisory agreement (the “Previous Sub-Advisory Agreement”) among the Fund, the Adviser and the Sub-Adviser was terminated pursuant to its terms. At such time, the Fund entered into a new Investment Sub-Advisory Agreement (the “Post-Acquisition Sub-Advisory Agreement”) among the Fund, the Adviser and Sub-Adviser, dated as of April 3, 2024. Under the Post-Acquisition Sub-Advisory Agreement, the Sub-Adviser continues to provide investment advisory services to the Trust under the terms that are substantially similar in all respects to those of the Previous Sub-Advisory Agreement and for the same fees that were previously in effect.

On April 4, 2024, the Trust issued 400,000 shares of 6.95% Series 2029 Convertible Preferred Shares with a liquidation preference of $25.00 per share plus accrued and unpaid dividends (whether or not declared). The Series 6.95% 2029 Convertible Preferred Shares are entitled to a dividend at a rate of 6.00% per year, paid quarterly, based on the $25.00 liquidation preference before the common stock is entitled to receive any dividends.

On May 1, 2024, the Trust declared a distribution of $0.085 per Common Share, payable on June 3, 2024 to Common Shareholders of record on May 16, 2024.

XAI Octagon Floating Rate & Alternative Income Trust

DIVIDEND REINVESTMENT PLAN

March 31, 2024 (Unaudited)

Under the Trust’s Dividend Reinvestment Plan (the “Plan”), a Common Shareholder whose Common Shares are registered in his or her own name will have all distributions reinvested automatically by Equiniti Trust Company, LLC, which is agent under the Plan (the “Plan Agent”), unless the Common Shareholder elects to receive cash.

Distributions with respect to Common Shares registered in the name of a broker-dealer or other nominee (that is, in “street name”) will be reinvested in additional Common Shares under the Plan, unless the broker or nominee does not participate in the Plan or the Common Shareholder elects to receive distributions in cash. Investors who own Common Shares registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to investors who do not participate in the Plan will be paid by check mailed directly to the record holder by Equiniti Trust Company, LLC, as dividend disbursing agent. A participant in the Plan who wishes to opt out of the Plan and elect to receive distributions in cash should contact Equiniti Trust Company, LLC in writing at the address specified below or by calling the telephone number specified below.

Under the Plan, whenever the market price of the Common Shares is equal to or exceeds NAV at the time Common Shares are valued for purposes of determining the number of Common Shares equivalent to the cash dividend or capital gains distribution, participants in the Plan are issued new Common Shares from the Trust, valued at the greater of (i) the NAV as most recently determined or (ii) 95% of the then-current market price of the Common Shares. The valuation date is the dividend or distribution payment date or, if that date is not a NYSE trading day, the next preceding trading day. If the NAV of the Common Shares at the time of valuation exceeds the market price of the Common Shares, the Plan Agent will buy the Common Shares for the Plan in the open market, on the NYSE or elsewhere, for the participants’ accounts, except that the Plan Agent will endeavor to terminate purchases in the open market and cause the Trust to issue Common Shares at the greater of NAV or 95% of market value if, following the commencement of such purchases, the market value of the Common Shares exceeds net NAV. If the Trust should declare a distribution or capital gains distribution payable only in cash, the Plan Agent will buy the Common Shares for the Plan in the open market, on the NYSE or elsewhere, for the participants’ accounts. There is no charge from the Trust for reinvestment of dividends or distributions in Common Shares pursuant to the Plan and no brokerage charges will be incurred with respect to Common Shares issued directly by the Trust pursuant to the Plan; however, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open-market purchases.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant.

In the case of shareholders such as banks, brokers or nominees, which hold Common Shares for others who are the beneficial owners, and participate in the Plan, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the Common Shareholder as representing the total amount registered in the shareholder’s name and held for the account of beneficial owners who participate in the Plan.

Participants that request a sale of shares through the Plan Agent will incur brokerage charges in connection with such sales.

The automatic reinvestment of dividends and other distributions will not relieve participants of any income tax that may be payable or required to be withheld on such dividends or distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate its Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of such Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Plan Agent on at least 90 days’ prior written notice to the participants in such Plan. All correspondence concerning the Plan should be directed to the Plan Agent, at XAI Octagon Floating Rate & Alternative Income Trust, c/o Equiniti Trust Company, LLC 6201 15th Ave., Brooklyn, New York 11219.

XAI Octagon Floating Rate & Alternative Income Trust

ADDITIONAL INFORMATION

March 31, 2024 (Unaudited)

PROXY VOTING

You may obtain (i) Information on how the Trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 and (ii) a description of the policies and procedures that the Trust used to determine how to vote proxies relating to portfolio securities, without charge, upon request, by calling (888) 903-3358. This information is also available on the SEC’s website at www.sec.gov.

NOTICE TO SHAREHOLDERS REGARDING PURCHASES OF COMMON SHARES

Notice is hereby given in accordance with Section 23(c) of the 1940 Act, that the Trust from time to time may purchase its Common Shares in the open market or in private transactions.

TRUST CERTIFICATIONS

The Trust’s Chief Executive Officer (“CEO”) has submitted to the NYSE the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. The Trust has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

DELAWARE STATUTORY TRUST ACT – CONTROL SHARE ACQUISITIONS

Because the Trust is organized as a Delaware statutory trust, it is subject to the control share acquisition statute (the “Control Share Statute”) contained in Subchapter III of the Delaware Statutory Trust Act (the “DSTA”), which became automatically applicable to listed closed-end funds, such as the Trust, upon its effective date of August 1, 2022 (the “Effective Date”).

The Control Share Statute provides for a series of voting power thresholds above which shares are considered control shares. These thresholds are:

•	10% or more, but less than 15% of all voting power;
•	15% or more, but less than 20% of all voting power;
•	20% or more, but less than 25% of all voting power;
•	25% or more, but less than 30% of all voting power;
•	30% or more, but less than a majority of all voting power; or
•	A majority of all voting power.

Voting power is defined by the Control Share Statute as the power to directly or indirectly exercise or direct the exercise of the voting power of Trust shares in the election of trustees. Whether a voting power threshold is met is determined by aggregating the holdings of the acquirer as well as those of its “associates,” as defined by the Control Share Statute.

Once a threshold is reached, an acquirer has no voting rights under the DSTA or the governing documents of the Trust with by the Board of Trustees. Approval by shareholders requires the affirmative vote of two-thirds of all votes entitled to be cast on the matter, excluding shares held by the acquirer and its associates as well as shares held by certain insiders of the Trust. The Control Share Statute provides procedures for an acquirer to request a shareholder meeting for the purpose of considering whether voting rights shall be accorded to control shares. Further approval by the Trust’s shareholders would be required with respect to additional acquisitions of control shares above the next applicable threshold level.

The Control Share Statute effectively allows non-interested shareholders to evaluate the intentions and plans of an acquiring person above each threshold level.

Alternatively, the Board of Trustees is permitted, but not obligated, to exempt specific acquisitions or classes of acquisitions of control shares, either in advance or retroactively. As of the date hereof, the Board of Trustees of the Trust has not exempted, and has no present intention to exempt, any acquisition of class of acquisitions.

The Control Share Statute does not retroactively apply to acquisitions of shares that occurred prior to the Effective Date. However, such shares will be aggregated with any shares acquired after the Effective Date for purposes of determining whether a voting power threshold is exceeded, resulting in the newly acquired shares constituting control shares.

The Control Share Statute requires shareholders to disclose to the Trust any control share acquisition within 10 days of such acquisition and, upon request, to provide any information that the Board of Trustees reasonably believes is necessary or desirable to determine whether a control share acquisition has occurred.

Some uncertainty around the general application under the 1940 Act of state control share statutes exists as a result of recent federal and state court decisions that have found that certain control share by-laws adopted by certain closed-end funds and the opting in by certain closed-end funds to state control share statutes violated the 1940 Act. Additionally, in some circumstances uncertainty may also exist in how to enforce the control share restrictions contained in state control share statutes against beneficial owners who hold their shares through financial intermediaries. The Board of Trustees has considered the Control Share Statute and the uncertainty around the general application under the 1940 Act of the state control share statutes and enforcement of state control share statues. The Board of Trustees intends to continue to monitor developments relating to the Control Share Statute and the state control share statutes generally.

The foregoing is only a summary of certain aspects of the Control Share Statute. Shareholders should consult their own legal counsel to determine the application of the Control Share Statute with respect to their shares of the Trust and any subsequent acquisitions of shares.

QUARTERLY SCHEDULE OF PORTFOLIO INVESTMENTS INFORMATION

The Trust is required to file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. You may obtain this information on the SEC’s website at http://www.sec.gov.

XAI Octagon Floating Rate & Alternative Income Trust

ADDITIONAL INFORMATION

March 31, 2024 (Continued) (Unaudited)

AVAILABILITY OF TRUST UPDATES

The Trust regularly updates performance and certain other data and publishes press releases and other material information as necessary from time to time on its website at www.xainvestments.com/XFLT. Investors and others are advised to check the website for updated performance information and the release of other material information about the Trust. References herein to the Trust’s website are intended to allow investors public access to information regarding the Trust and do not, and are not intended to, incorporate the Trust’s website in this report.

PRIVACY PRINCIPLES OF THE TRUST

The Trust is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Trust collects, how the Trust protects that information and why, in certain cases, the Trust may share information with select other parties.

Generally, the Trust does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Trust. The Trust does not disclose any non-public personal information about its shareholders or former shareholders to anyone except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third-party administrator).

The Trust restricts access to non-public personal information about its shareholders to employees of the Adviser and its delegates and affiliates with a legitimate business need for the information. The Trust maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

TRANSFER AGENT, CUSTODIAN, ADMINISTRATOR AND PINE ADVISORS

Equiniti Trust Company, LLC, 6201 15th Ave., Brooklyn, New York 11219, serves as the Trust’s dividend disbursing agent, agent under the Trust’s Plan, transfer agent and registrar with respect to the Trust’s Common Shares.

U.S. Bank N.A., 1555 N. River Center Drive, Milwaukee, Wisconsin 53212, serves as the Trust’s custodian. Under the custody agreement, the custodian is required to hold the Trust’s assets in compliance with the 1940 Act. For its services, the custodian receives a monthly fee based upon, among other things, the average value of the total assets of the Trust, plus certain charges for securities transactions.

Paralel Technologies LLC (“Paralel”) serves as the administrator of the Trust. Pursuant to an administration and fund accounting agreement, the administrator provides certain administrative services to the Trust. The Trust pays to Paralel a monthly fee equal to the greater of an annual minimum fee or a fee equal to a percentage of the Trust’s net assets, which percentage is subject to breakpoints at increasing levels of net assets, and reimburses Paralel for certain out-of-pocket expenses. Paralel is located at 1700 Broadway, Suite 1850, Denver, Colorado 80290.

The Trust has entered into a Services Agreement (the “Services Agreement”) with PINE Advisors, LLC (“PINE”), pursuant to which PINE provides Chief Financial Officer and Chief Compliance Officer services to the Trust, and qualified employees of PINE serve as Chief Financial Officer and Treasurer of the Trust and Chief Compliance Officer of the Trust. Notwithstanding the Services Agreement, the designations of the Chief Financial Officer and Treasurer of the Trust and the Chief Compliance Officer of the Trust must be approved by the Board of Trustees, including, in the case of the Chief Compliance Officer, a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust. Pursuant to the Services Agreement, the Trust pays PINE an annual fee, payable monthly, and reimburses certain out-of-pocket expenses. PINE’s principal business address is 501 S. Cherry Street, Suite 610, Denver, Colorado 80246.

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher & Flom LLP, 155 North Wacker Drive, Chicago, Illinois 60606, serves as the Trust’s legal counsel.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company Ltd., 1350 Euclid Ave., Suite 800, Cleveland, OH 44115, is the Trust’s independent registered public accounting firm. Cohen & Company is expected to render an opinion annually on the financial statements and financial highlights of the Trust.

UNRESOLVED SEC STAFF COMMENTS

None.

XAI Octagon Floating Rate & Alternative Income Trust

APPROVAL OF ADVISORY AGREEMENTS

March 31, 2024 (Unaudited)

BOARD CONSIDERATION OF INVESTMENT SUB-ADVISORY AGREEMENTS

At a meeting of the Board of Trustees (the “Board”), held on October 24, 2024, the Board noted that Octagon Credit Investors, LLC’s (the “Sub-Adviser”) direct parent company, Conning Holdings Limited (together with Conning & Company, “Conning”), recently announced that it will be acquired by Generali Investment Holdings (“GIH”), an entity comprising the majority of asset management activities of Generali Group (“Generali”). As part of the transaction, Conning’s parent company, Cathay Financial Holding Co., Ltd., a subsidiary of Cathay Life Insurance Co. Ltd. (together, “Cathay”) will enter into a partnership with Generali by contributing its ownership of Conning and its affiliates (including Octagon) in exchange for 16.75% ownership of GIH (the “Transaction”). The Board noted that the Trust’s current sub-advisory agreement with the Sub-Adviser (the “Current Sub-Advisory Agreement”) would terminate automatically upon consummation of the Transaction.

The Board, including those Trustees who are not “interested persons” as defined by the 1940 Act (the “Independent Trustees”), evaluated the terms of the proposed post-closing of the Transaction investment management agreement among the Fund, XA Investments LLC and Octagon Credit Investors, LLC (the “Post-Closing Sub-Advisory Agreement”), and an interim investment management agreement among the Fund, XA Investments LLC and Octagon Credit Investors, LLC (the “Interim Sub-Advisory Agreement” and together with the Post-Closing Sub-Advisory Agreement, the “Agreements”) and reviewed the duties and responsibilities of the Trustees in evaluating and approving the Agreements.

In considering whether to approve the Agreements, the Board, including the Independent Trustees, reviewed the materials provided by the Sub-Adviser and other information from counsel and from the Sub-Adviser, including: (i) copies of the Agreements; (ii) information describing the nature, quality and extent of the services that the Sub-Adviser provides to the Trust and the fees the Sub-Adviser receives for such services; (iii) the experience and qualifications of the personnel providing such services; (iv) information concerning the Sub-Adviser’s financial condition, business, operations, portfolio management personnel and compliance program; (v) information describing the Trust’s advisory fees and operating expenses; and (vi) a memorandum from counsel on the responsibilities of trustees in considering investment advisory arrangements under the Investment Company Act of 1940.

The Board considered that, as part of the Board’s 2023 annual contract review process held in August 2023 (the “2023 Contract Review”), the Independent Trustees had requested and received extensive information and presentations that supported the Board’s decision to renew the Current Sub-Advisory Agreement, and that the terms of the Agreements and the Current Sub-Advisory Agreement were identical. The Board also considered presentations made by, and discussions held with, representatives of the Adviser and Sub-Adviser. The Independent Trustees further considered and discussed the information provided in executive session with their counsel outside the presence of management. The Board determined that the responses provided by the Adviser and Sub-Adviser were sufficiently responsive to permit it to evaluate the Agreements.

During its review, the Board focused on and analyzed the factors that the Board deemed relevant, including: the nature, extent and quality of the services provided to the Fund by the Adviser and Sub-Adviser; continuity of portfolio management; continuity in investment objective, strategies and principal risks; the Sub-Adviser’s history of managing the Trust’s portfolio; the investment performance of the Trust and the Adviser and Sub-Adviser; the financial condition of the Sub-Adviser; the terms of the Agreements; the profitability to the Sub-Adviser under the Agreements; any “fall-out” benefits to the Sub-Adviser; the effect of asset growth on the Trust’s expenses; and the effect of any costs or expenses of the Transaction on the Trust. Each member of the Board may have placed different weight on different factors, and no single factor was determinative to the decision of the Board.

i.	The nature, extent, and quality of the services provided by the Sub-Adviser. In this regard, the Board reviewed the services being provided by the Sub-Adviser to the Trust including, without limitation, the nature and quality of the investment advisory services provided to the Trust. Additionally, the Sub-Adviser confirmed for the Board that following the Transaction there will not be any diminution in the nature, quality and extent of services provided to the Trust. After reviewing the foregoing information and further information in the questionnaire the Board concluded that the quality, extent, and nature of the services provided by the Sub-Adviser are satisfactory and adequate for the Trust.

ii.	Continuity of portfolio management; continuity in investment objective, strategies and principal risks; portfolio management history. In this regard, the Board noted the Agreements would allow continuity of investment objective and strategies. The Board noted that the principal risks of the Trust would not be changed by approval of the Agreements. Of note to the Board, the Sub-Adviser has managed the Trust’s portfolio since the Trust’s inception. After reviewing the foregoing, the Board concluded that continuity of the services provided by the Sub-Adviser would likely be beneficial to the Trust.

iii.	Investment performance of the Fund and the Sub-Adviser. In this regard, the Board took into account its review of the Trust’s investment performance, its benchmark index and a peer group of funds over various periods of time, in connection with the Contract Review and its conclusion that the Trust’s performance supported renewal of the Current Sub-Advisory Agreement. After consideration of the foregoing, the Board concluded that the investment performance of the Trust and the Sub-Adviser was consistent with the Trust’s investment objective and policies and therefore satisfactory.

iv.	The costs of the services provided and profits realized by the Sub-Adviser and its affiliates from the relationship with the Trust. In this regard, the Board took into account its consideration, in connection with the Contract Review and its conclusion to renew the Current Sub-Advisory Agreement, of the total expense ratio of the Trust and the management fees paid to the Sub-Adviser, including its consideration of these fees as compared to fees paid by funds in the Trust’s peer group, possible economies of scale achieved by peer group funds and the impact of expense limitation agreements, the quality and experience of the Sub-Adviser’s personnel, the Sub-Adviser’s business philosophies and methods of operation; the Sub-Adviser’s compliance policies and procedures; the financial condition of the Sub-Adviser; the level of commitment to the Trust by Sub-Adviser and its principals; the asset levels of the Trust and the overall expenses of the Trust.

The Board also considered the sub-advisory fee payable to the Sub-Adviser under each of the Post-Closing Sub-Advisory Agreement and Interim Sub-Advisory Agreement will be the same as the sub-advisory fee paid to the Sub-Adviser under the Current Sub-Advisory Agreement—which the Board previously determined to be reasonable as part of the Contract Review.

v.	The financial strength of Generali. The Board considered information provided by the Sub-Adviser regarding Generali’s financial condition, including its representations concerning its ongoing viability as a business enterprise and available resources.

XAI Octagon Floating Rate & Alternative Income Trust

APPROVAL OF ADVISORY AGREEMENTS

March 31, 2024 (Continued) (Unaudited)

vi.	Terms of the Agreements. The Board considered the acceptability of the terms of the Post-Closing Sub-Advisory Agreement and Interim Sub-Advisory Agreement. There are no material differences between the terms of each of the Post-Closing Sub-Advisory Agreement and the Interim Sub-Advisory Agreement and the terms of the Current Sub-Advisory Agreement.

vii.	The extent to which economies of scale would be realized as the Trust grows. The Board considered, in connection with the Contract Review and its conclusion to renew the Current Sub-Advisory Agreement, whether economies of scale could be achieved as the Trust grows and whether the Sub-Adviser’s fee reflects these economies of scale in a manner that is fair and reasonable and beneficial for the Trust’s investors. Following discussion of the Trust’s asset levels, expectations for growth and level of fees, the Board determined that the Sub-Adviser’s fee was fair and reasonable when considering the Trust’s asset levels and economies of scale.

viii.	Costs and expenses of the Transaction. The Board considered that Shareholders of the Trust will not bear any costs in connection with the Transaction, inasmuch as the Sub-Adviser will bear the costs, fees and expenses incurred by the Trust in connection with the proxy statement and any other costs of the Trust associated with the Transaction

Conclusion

Based on the foregoing and such other matters as were deemed relevant, the Board concluded in its reasonable business judgment that the sub-advisory fees to be fair and reasonable in light of the services provided by the Sub-Adviser and in light of such other matters as the Board has considered relevant. As a result, the Board, and the Independent Trustees voting separately, concluded that the approval of the Post-Closing Sub-Advisory Agreement and Interim Sub-Advisory Agreement was in the best interests of the Trust and approved the Post-Closing Sub-Advisory Agreement and Interim Sub-Advisory Agreement. No single factor was determinative to the decision of the Board.

(b) Not applicable.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	The Schedule of Investments is included as part of the Semi-Annual Report to Shareholders filed under Item 1(a) of this report.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Board of Directors of the Registrant.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on an evaluation of the Registrant’s controls and procedures as of a date within 90 days of the filing date of this document.

(b)	There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable to semi-annual report.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as exhibit Ex-99.Cert.

(a)(3)	None.

(a)(4)	None.

(b)	A certification for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as exhibit Ex-99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

XAI OCTAGON FLOATING RATE & ALTERNATIVE INCOME TRUST

By:	(Signature and Title)	/s/ Theodore J. Brombach
Theodore J. Brombach
Date:	May 29, 2024	President and Chief Executive Officer
(Principal Executive Officer)

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	(Signature and Title)	/s/ Theodore J. Brombach
Theodore J. Brombach
Date:	May 29, 2024	President and Chief Executive Officer
(Principal Executive Officer)

By:	(Signature and Title)	/s/ Derek J. Mullins
Derek J. Mullins
Date:	May 29, 2024	Treasurer and Chief Financial Officer
(Principal Financial Officer)